May 16, 2011

Dear Shareholder:

The Board of Trustees (the “Board”) is pleased to announce the reorganization of the BlackRock Government Income Fund (the “Target Fund”), a series of BlackRock Funds II (the “Trust”), with the BlackRock Intermediate Government Bond Portfolio (the “Acquiring Fund”), also a series of the Trust. The reorganization does not require your approval, and you are not being asked to vote. The attached Combined Prospectus/Information Statement contains information about the Acquiring Fund, outlines the differences between the Target Fund and the Acquiring Fund and provides details about the terms and conditions of the reorganization. You should review the Combined Prospectus/Information Statement carefully and retain it for future reference.

In this reorganization, your Target Fund shares will be exchanged for the same class of shares of the Acquiring Fund with the same aggregate net asset value of the Target Fund shares that you currently hold. It is currently anticipated that the reorganization of the Target Fund will be effected on a tax-free basis for federal income tax purposes. The reorganization is expected to close during the third quarter of 2011.

BlackRock Advisors, LLC (“BlackRock Advisors”), each fund’s investment adviser, proposed the reorganization involving the Target Fund, as well as a number of other reorganizations involving other funds advised by BlackRock Advisors or an affiliate, to eliminate certain redundancies and in an effort to achieve certain operating efficiencies.

BlackRock Advisors believes that the shareholders of the Target Fund generally will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Target Fund’s assets in the reorganization than by continuing to operate the Target Fund separately. The Board of Trustees of the Trust, including all the Independent Trustees, believes the reorganization is in the best interests of the Target Fund, and has approved the reorganization.

As always, we appreciate your support.

Sincerely,

JOHN PERLOWSKI

President and Chief Executive Officer

BlackRock Government Income Portfolio

BlackRock Funds II

100 Bellevue Parkway, Wilmington, DE 19809

(800) 441-7762

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. The following Questions and Answers provide an overview of the key features of the reorganization and of the information contained in this Combined Prospectus/Information Statement.

Q:	What is this document and why did we send it to you?

A:	This is a Combined Prospectus/Information Statement that provides you with information about the reorganization (the “Reorganization”) between the BlackRock Government Income Portfolio (the “Target Fund”), a series of BlackRock Funds II (the “Trust”), which is a Massachusetts business trust, and the BlackRock Intermediate Government Bond Portfolio (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each, a “Fund”), also a series of the Trust. Both Funds pursue an identical investment objective. Both Funds also employ substantially similar investment strategies to achieve the investment objective. When the reorganization (“Reorganization”) relating to the Target Fund is completed, an account at the Acquiring Fund will be set up in your name, you will become a shareholder of the Acquiring Fund, and your Target Fund will be terminated as a series of the Trust. Please refer to the Combined Prospectus/Information Statement for a detailed explanation of the Reorganization relating to the Target Fund and for a more complete description of the Acquiring Fund.

You are receiving this Combined Prospectus/Information Statement because you owned shares of the Target Fund as of April 27, 2011. The Reorganization does not require approval by shareholders of either the Target Fund or the Acquiring Fund, and you are not being asked to vote.

Q:	Did the Board of Trustees of the Trust approve the Reorganization?

A:	Yes, the Board of Trustees of the Trust (the “Board”) approved the Reorganization. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), determined that the Reorganization is in the best interests of the Target Fund and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. The Board has determined that shareholders of the Target Fund may benefit from the following:

(i) Shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

(ii) The larger net asset size of the combined fund (the “Combined Fund”) is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund);

(iii) The Combined Fund will have net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of September 30, 2010, after giving effect to all applicable contractual and voluntary fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement for a certain period of time following the closing of the Reorganization. The contractual and voluntary fee waivers and/or expense reimbursements referenced above do not apply to the following expenses: Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses; and

(iv) The compatibility of the types of portfolio securities held by each of the Funds, the identical investment objectives of each Fund, the substantially similar principal investment strategies of each Fund, and the similarities between the risk profiles of each Fund.

Q:	How will the Reorganization affect me?

A:

The Reorganization is expected to take place during the third quarter of 2011. Upon the closing of the Reorganization, all of the assets and certain stated liabilities of the Target Fund will be combined with those of the Acquiring Fund. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund. Shareholders of Investor B1 shares, Investor C1 shares and BlackRock shares of the Target Fund will receive newly created Investor B1 shares, Investor C1 shares and BlackRock shares, respectively, of the Acquiring Fund. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will hold a smaller percentage of ownership in the Combined Fund than he or she held in the Target Fund prior to the Reorganization.

The Target Fund will be renamed the “BlackRock U.S. Government Bond Portfolio” upon the closing of the Reorganization.

Q:	In the Reorganization, will I receive the same class of shares of the Acquiring Fund as the shares of the Target Fund that I now hold?

A:	Yes. You will receive the same class of shares of the Acquiring Fund as the shares you own of the Target Fund. Shareholders of Investor B1 shares, Investor C1 shares and BlackRock shares of the Target Fund will receive newly created Investor B1 shares, Investor C1 shares and BlackRock shares, respectively, of the Acquiring Fund.

Q:	Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

A:	No. You will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund as of the close of trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if as of the Valuation Time, the net asset value of a share of the Acquiring Fund is higher than the net asset value of the corresponding share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Combined Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization.

Q:	Who will advise the Combined Fund once the Reorganization is completed?

A:	The Target Fund is advised by BlackRock Advisors, LLC (“BlackRock Advisors”). The Acquiring Fund is also advised by BlackRock Advisors and the Combined Fund is expected to be advised by BlackRock Advisors once the Reorganization is completed. The Target Fund is sub-advised by BlackRock Financial Management, Inc. The Acquiring Fund is also sub-advised by BlackRock Financial Management, Inc. and the Combined Fund is expected to be sub-advised by BlackRock Financial Management, Inc. once the Reorganization is completed. The same portfolio management team currently manages the Funds and is expected to continue to manage the Combined Fund once the Reorganization is completed. Matthew Marra and Eric Pellicciaro are expected to be the portfolio managers of the Combined Fund.

Q:	How will the Reorganization affect Fund fees and expenses?

A:

Assuming the Reorganization had occurred on September 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, except for Service shares, as of September 30, 2010; (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of such date, after taking into account applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to continue or implement for certain classes for a certain period of time following the closing of the Reorganization, except in the case of Investor B, Investor C and BlackRock shares; and (iii) net annual fund operating expenses for each of its share classes that are expected to be the

ii

same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of such date, after excluding the effects of certain fees and expenses and after giving effect to both all applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to continue or implement for certain classes for a certain period of time following the closing of the Reorganization and certain voluntary fee waivers and/or expense reimbursements. Voluntary waivers and/or expense reimbursements that BlackRock Advisors has agreed to continue may be reduced or discontinued at any time without notice. When the Reorganization is completed, BlackRock Advisors has agreed to implement contractual fee waivers and/or expense reimbursements with respect to Investor B1, Investor C1, Class R, Service and BlackRock shares until February 1, 2014. In addition, when the Reorganization is completed, BlackRock Advisors has agreed to keep in effect the Acquiring Fund’s existing contractual fee waivers and/or expense reimbursements with respect to Investor A, Investor B, Investor C and Institutional shares until June 1, 2012. The contractual and voluntary fee waivers and/or expense reimbursements referenced above do not apply to the following expenses: Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.

The contractual management fee rates for the Combined Fund are expected to be the same as the contractual management fee rates for both the Target Fund and the Acquiring Fund and the effective management fee rates for the Combined Fund are expected to be higher than the effective management fee rates for the Target Fund.

Q:	Are there any differences in front-end sales loads or contingent deferred sales charges?

A:	The distribution and service fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the shares of the Acquiring Fund to be issued in the Reorganization (Investor A, Investor B, Investor B1, Investor C, Investor C1, Class R, Institutional, Service and BlackRock) to the holders of shares of the Target Fund will be substantially similar to the corresponding charges on the shares of the Target Fund held by such shareholders immediately prior to the Reorganization.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Information Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the Acquired Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Target Fund shares or (ii) you purchased your shares of any other fund advised by BlackRock Advisors and subsequently exchanged them for shares of the Target Fund.

Q:	What will I have to do to open an account in the Acquiring Fund? What happens to my account when the Reorganization is completed?

A:	Your shares automatically will be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to surrender such certificates. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund. The aggregate net asset value of the shares you receive in the Reorganization relating to the Target Fund will be equal to the aggregate net asset value of the shares you own in the Target Fund immediately prior to the Reorganization.

Q:	Will the Reorganization create a taxable event for me?

A:

The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and substantially all of the liabilities in exchange for shares of the Acquiring Fund or as a result of its

iii

liquidation, and you will not recognize any gain or loss upon your receipt of shares of the Acquiring Fund in connection with the Reorganization.

BlackRock Advisors does not expect to sell portfolio assets of the Target Fund in connection with the Reorganization. If there are any sales of portfolio assets, the tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

Q:	What if I redeem my shares before the Reorganization takes place?

A:	If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	Who will pay for the Reorganization?

A:	The Target Fund’s portion of the costs associated with the Reorganization will be paid by BlackRock Advisors or its affiliates. The Acquiring Fund’s portion of the costs associated with the Reorganization is expected to be absorbed entirely by BlackRock Advisors or its affiliates through fee waivers and expense reimbursements. The estimated expenses of the Reorganization are $275,700 for the Target Fund and $112,520 for the Acquiring Fund. The foregoing estimated expenses will be borne (to the extent incurred) by BlackRock Advisors or its affiliates.

Q:	Why is no shareholder action necessary?

A:	Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Acquiring Fund is required to approve the Reorganization. The Trust’s Declaration of Trust provides that the Board may combine two series of the Trust (such as in this instance the Target Fund and the Acquiring Fund) without a shareholder vote if the Board members reasonably determine that such combination will not have a materially adverse effect on any shareholders of either series. In addition, under Rule 17a-8 under the 1940 Act, a vote of shareholders of the Target Fund is not required.

Q:	I have received combined prospectuses/proxy statements from other funds in the BlackRock mutual fund complex. Is this a duplicate combined prospectus/proxy statement?

A:	This is not a duplicate of another combined prospectus/proxy statement. If you are a shareholder of other BlackRock-advised funds, you may have separately received one or more other combined prospectuses/proxy statements and proxy cards relating to other reorganizations. If you own shares of a target fund in a reorganization for which shareholder approval is required, you will be asked to vote separately for each fund. The reorganization discussed in this Combined Prospectus/Information Statement does not require a shareholder vote and was not included in any other combined prospectus/proxy statement.

Q:	When will the Reorganization occur?

A:	The Reorganization is expected to occur during the third quarter of 2011.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Fund at (800) 441-7762.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Information Statement. Please read it carefully.

iv

COMBINED PROSPECTUS/INFORMATION STATEMENT

BLACKROCK FUNDS II

BlackRock Government Income Portfolio

BlackRock Intermediate Government Bond Portfolio

100 Bellevue Parkway Wilmington, Delaware 19809 (800) 441-7762

This Combined Prospectus/Information Statement is furnished to you as a shareholder of the BlackRock Government Income Portfolio (the “Target Fund”), a series of BlackRock Funds II, a Massachusetts business trust (the “Trust”). As provided in an Agreement and Plan of Reorganization (“Reorganization Agreement”), the Target Fund will transfer all of its assets to the BlackRock Intermediate Government Bond Portfolio (the “Acquiring Fund”), a series of the Trust, in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares.

The Board of Trustees of the Trust (the “Board”) has approved the reorganization (“Reorganization”) with respect to the Target Fund by which the Target Fund, a separate series of the Trust, an open-end management investment company, will be acquired by the Acquiring Fund. The Acquiring Fund pursues an investment objective identical to that of the Target Fund. Both Funds have an investment objective to seek to maximize total return, consistent with income generation and prudent investment management. The Acquiring Fund also has certain strategies that are substantially similar to those of the Target Fund. The Target Fund and the Acquiring Fund, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below. For more information on each Fund’s investment strategies see “Summary – Investment Objectives and Principal Investment Strategies” below.

At the closing of the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund. The Acquiring Fund will assume certain stated liabilities of the Target Fund and will issue shares to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be terminated as a series of the Trust. When the Reorganization is complete, the Target Fund’s shareholders will hold the same class of shares of the Acquiring Fund as they currently hold of the Target Fund. The aggregate net asset value of the Acquiring Fund shares received in the Reorganization will equal the aggregate net asset value of the Target Fund shares held by Target Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization. The Acquiring Fund will be renamed the “BlackRock U.S. Government Bond Portfolio” upon the closing of the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information shareholders of the Target Fund should know about the Acquiring Fund and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Acquiring Fund and the Target Fund (together, the “Funds”), each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Information Statement:

•	the Statement of Additional Information dated May 16, 2011 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement;

•

the Prospectuses relating to Investor A, Investor B, Investor B1, Investor C, Investor C1, Institutional, Class R, service and BlackRock shares of the Target Fund, dated January 28, 2011, as amended May 16, 2011 and as supplemented;

•	the Statement of Additional Information relating to the Target Fund, dated January 28, 2011, as amended May 16, 2011 and as supplemented (the “Target Fund SAI”);

•	the Annual Report to shareholders of the Target Fund for the fiscal year ended September 30, 2010; and

•	the Statement of Additional Information relating to the Acquiring Fund (the “Acquiring Fund SAI”), dated January 28, 2011, as amended May 16, 2011 and as supplemented.

The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of), and also accompany, this Combined Prospectus/Information Statement:

•	the Prospectuses relating to Investor A, Investor B, Investor C, Institutional and Class R shares of the Acquiring Fund dated January 28, 2011, as amended May 16, 2011 and as supplemented;

•	the Prospectuses relating to Investor B1, Investor C1 and BlackRock shares of the Acquiring Fund dated May 16, 2011, as supplemented;

•	the Prospectus relating to Service shares of the Acquiring Fund dated January 28, 2011, as supplemented; and

•	the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended September 30, 2010.

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund’s Prospectuses (collectively, the “Acquiring Fund Prospectus”) will apply to the shares issued by the Acquiring Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

Additional copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock Government Income Portfolio	BlackRock Intermediate Government Bond Portfolio
BlackRock Funds II	BlackRock Funds II
100 Bellevue Parkway	100 Bellevue Parkway
Wilmington, Delaware 19809	Wilmington, Delaware 19809
(800) 441-7762	(800) 441-7762

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at (800) 441-7762.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.
By Phone:	(202) 551-8090
By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

We are not asking you for a proxy and you are requested not to send us a proxy.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Information Statement is May 16, 2011.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

The Trust is an open-end management investment company registered with the SEC. The Target Fund and the Acquiring Fund are diversified, separate series of the Trust. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The investment objective of each Fund is identical. Each Fund has an investment objective to seek to maximize total return, consistent with income generation and prudent investment management. The investment objective of each Fund is a non-fundamental objective, which means it may be changed without the approval of the Fund’s shareholders. Should the Acquiring Fund’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders must be given at least 30 days’ notice before any such change is implemented.

The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Information Statement. The Combined Fund will be renamed the “BlackRock U.S. Government Bond Portfolio” upon the closing of the Reorganization and the Combined Fund will change its benchmark to the Barclays Capital U.S. Government/Mortgage Index.

BlackRock Advisors, LLC (“BlackRock Advisors” or the “Adviser”) serves as the investment adviser of each of the Funds. The portfolio managers of each of the Funds are Matthew Marra and Eric Pellicciaro, and they are expected to continue to be the portfolio managers of the Combined Fund following the closing of the Reorganization. Each of the Funds publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL” or the Distributor”), and numerous intermediaries.

Target Fund and Acquiring Fund. The Target Fund and the Acquiring Fund employ substantially similar investment strategies to achieve their respective objectives. Both Funds invest at least 80% of their assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. However, there are certain material differences between the Funds’ principal investment strategies. For instance, the Acquiring Fund maintains an average portfolio duration that is within ± 20% of the Barclays Capital Intermediate Government Index, while the management team normally attempts to structure the Target Fund to have a duration comparable to its benchmark (the customized benchmark comprised of the Barclays Capital Mortgage-Backed Securities Index (50%) and the B of A Merrill Lynch 10-Year Treasury Index (50%)). Also, while both Funds invest primarily in the highest rated government and agency bonds, the Target Fund invests primarily in bonds in the 10 to 15 year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The Acquiring Fund maintains a dollar-weighted average maturity between three and ten years, whereas the Target Fund, while investing primarily in bonds in the 10 to 15 year maturity range, has no stated average maturity policy. The Acquiring Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States, while the Target Fund has no comparable strategy. While both Funds currently invest in derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, this is a principal investment strategy for the Acquiring Fund but a non-principal strategy for the Target Fund.

The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Board Members”), has unanimously approved the Reorganization on behalf of the Target Fund. The Reorganization provides for:

•

the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the amount of such assumed liabilities;

•	the distribution of such shares of the Acquiring Fund to the Target Fund’s shareholders; and

•	the termination of the Target Fund as a series of the Trust.

When the Reorganization is completed, the Target Fund’s shareholders will hold shares of the same class of the Combined Fund as they currently hold of the Target Fund with an aggregate net asset value equal to the aggregate net asset value of Target Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Reorganization

BlackRock Advisors believes that the shareholders of each Fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate the Funds separately. BlackRock Advisors believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the BlackRock-advised complex for a reorganization with the Target Fund. As a result of the identical investment objectives and substantially similar strategies of the Funds, there is substantial overlap in the portfolio securities currently owned by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management team is generally managing the Acquiring Fund in the same manner as the Target Fund. In particular, as of September 30, 2010, 93% of the Target Fund’s assets were invested in securities that were also held by the Acquiring Fund and 90% of the Acquiring Fund’s assets were invested in securities that were also held by the Target Fund.

In approving the Reorganization, the Board, including all of the Independent Board Members, determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Board considered the Reorganization proposals at meetings held on February 8-9, 2011 and March 18, 2011, and the Board, including all of the Independent Board Members, approved the Reorganization. The approval determinations were made on the basis of each Board member’s judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•

that the investment objectives of the Target Fund and Acquiring Fund are identical and the fact that certain strategies of the Target Fund and the Acquiring Fund are substantially similar and compatible, while others are different. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

that, assuming the Reorganization had occurred on September 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, except for Service shares, as of September 30, 2010; (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of such date, after taking into account applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to continue or implement for certain classes for a certain period of time following the closing of the Reorganization, except in the case of Investor B, Investor C and BlackRock shares; and (iii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of such date, after excluding the effects of certain fees and expenses and after giving effect to both all applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to continue or implement for certain classes for a certain period of time following the closing of the Reorganization and certain voluntary fee waivers and/or expense reimbursements. Voluntary waivers and/or expense reimbursements that BlackRock Advisors has agreed to continue may be reduced or discontinued at any time without notice. When the Reorganization is completed, BlackRock Advisors has agreed to implement contractual fee waivers and/or expense reimbursements with respect to Investor B1, Investor C1, Class R, Service and BlackRock shares until February 1, 2014. In addition, when the Reorganization is completed, BlackRock Advisors has agreed to keep in effect the Acquiring Fund’s existing contractual fee waivers and/or expense reimbursements with respect to Investor A, Investor B, Investor C and Institutional shares until June 1, 2012. The contractual and voluntary fee waivers and/or expense reimbursements referenced above do not apply to the following expenses: Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.

•

that, when the Reorganization relating to the Target Fund is consummated, BlackRock Advisors has agreed to waive fees and/or reimburse expenses on a contractual basis following the closing of the Reorganization in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.07% for Investor A shares, 1.88% for Investor B shares, 1.82% for Investor C shares and 0.62% for Institutional shares until June 1, 2012 and 1.45% for Investor B1 shares, 1.53% for Investor C1 shares, 1.21% for Class R shares, 0.81% for Service shares and 0.45% for BlackRock shares until February 1, 2014.

•

that the contractual management fee rates for the Combined Fund are expected to be the same as the contractual management fee rates for the Target Fund and the Acquiring Fund and the effective management fee rates for the Combined Fund are expected to be higher than the effective management fee rates for the Target Fund.

•

the expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

•

that the same portfolio management team (as described below under “Comparison of the Funds—Management of the Funds) that currently manages both Funds is expected to manage the Combined Fund following the closing of the Reorganization.

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

•	that the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund.

•

that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

that the aggregate net asset value of the shares that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that shareholders of the Target Fund will not be diluted as a result of the Reorganization.

•

that the Target Fund’s portion of the costs associated with the Reorganization will be paid by BlackRock Advisors or its affiliates. The Acquiring Fund’s portion of the costs associated with the Reorganization is expected to be absorbed entirely by BlackRock Advisors or its affiliates through fee waivers and expense reimbursements. The estimated expenses of the Reorganization are $275,700 for the Target Fund and $112,520 for the Acquiring Fund.

The Board, including all of the Independent Board Members, concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization. The Board of the Acquiring Fund concluded that completion of the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization. The determinations were made on the basis of the business judgment of each member of the Board and the Acquiring Fund’s Board of Trustees after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Neither a vote of the shareholders of the Target Fund nor the Acquiring Fund is required to approve the Reorganization. The Trust’s Declaration of Trust provides that the Board may, without the vote of shareholders, combine two portfolios of the Trust (such as in this instance the Target Fund and the Acquiring Fund), if the Board members reasonably determine that such combination will not have a materially adverse affect on any shareholders of either portfolio. In addition, under Rule 17a-8 under the 1940 Act, a vote of shareholders of the Target Fund is not required.

Investment Objectives and Principal Investment Strategies

Comparison of the Target Fund and the Acquiring Fund

Investment Objectives. The investment objectives of the Target Fund and the Acquiring Fund are identical. The investment objective of each Fund is to seek to maximize total return, consistent with income generation and prudent investment management. The investment objective of each of the Funds is a non-fundamental objective, which means it may be changed without the approval of the Fund’s shareholders. Should a Fund’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders must be given at least 30 days’ notice before any such change is implemented.

Principal Investment Strategies. The Target Fund and the Acquiring Fund employ substantially similar principal strategies in achieving their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Government Income Portfolio (Target Fund)	Intermediate Government Bond Portfolio (Acquiring Fund)
• Same as Acquiring Fund

• The Fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. These include debt securities issued by eligible financial institutions and guaranteed by the FDIC under its Temporary Liquidity Guarantee Program.

• The Fund invests primarily in the highest rated government and agency bonds in the 10 to 15 year maturity range and in mortgages guaranteed by the U.S. Government or its agencies.	• The Fund invests primarily in the highest rated government and agency bonds.

• The management team will normally attempt to structure the Fund’s portfolio to have a comparable duration to its benchmark (the customized benchmark comprised of the Barclays Capital Mortgage-Backed Securities Index (50%) and the B of A Merrill Lynch 10-Year Treasury Index (50%)).

• The Fund maintains an average portfolio duration that is within ±20% of the Barclays Capital Intermediate Government Index (its benchmark).

• Upon the closing of the Reorganization, the Fund will change its benchmark to the Barclays Capital U.S. Government/Mortgage Index.

Government Income Portfolio (Target Fund)	Intermediate Government Bond Portfolio (Acquiring Fund)
•No strategy regarding average maturity (but the Fund invests primarily in bonds in the 10 to 15 year maturity range).	•The Fund’s dollar-weighted average maturity will be between 3 and 10 years.

•Same as Acquiring Fund

•Securities purchased by the Fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

•Same as Acquiring Fund	•The management team evaluates sectors of the bond market and individual securities within those sectors.

•Same as Acquiring Fund

•The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

•No comparable strategy	•The Fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States.

•The Fund currently buys or sells options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives).

•The management team, when consistent with the Fund’s investment goal, currently buys or sells options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives).

•The Fund currently typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the Fund may use derivatives to enhance returns, in which case their use would involve leveraging risk. (Non-Principal Strategy).

•The Fund currently typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. (Principal Strategy)

•Same as Acquiring Fund

•The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

•The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.	•No comparable strategy (but high portfolio turnover is disclosed as a principal risk; see below).

Comparison. There are certain material differences between the Funds’ principal investment strategies. For instance, the Acquiring Fund maintains an average portfolio duration that is within +/- 20% of the Barclays Capital Intermediate Government Index, while the management team normally attempts to structure the Target Fund to have a duration comparable to its benchmark (the customized benchmark comprised of the Barclays Capital Mortgage-Backed Securities Index (50%) and the B of A Merrill Lynch 10-Year Treasury Index (50%)). Upon the closing of the Reorganization, the Acquiring Fund will change its benchmark to the Barclays Capital

U.S. Government/Mortgage Index. Also, while both Funds invest primarily in the highest rated government and agency bonds, the Target Fund invests primarily in bonds in the 10 to 15 year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The Acquiring Fund maintains a dollar-weighted average maturity between three and ten years, whereas the Target Fund, while investing primarily in bonds in the 10 to 15 year maturity range, has no stated average maturity policy. The Acquiring Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States, while the Target Fund has no comparable strategy. While both Funds currently invest in derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, this is a principal investment strategy for the Acquiring Fund but a non-principal strategy for the Target Fund.

Notwithstanding the small differences in the investment strategies of the Funds, as noted above, because of the identical investment objectives and substantially similar strategies there is substantial overlap in the portfolio securities currently owned by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management team is generally managing the Funds in a substantially similar manner and the same portfolio management team is also expected to manage the Combined Fund after the Reorganization. In particular, as noted above, as of September 30, 2010, 93% of the Target Fund’s assets were invested in securities that were also held by the Acquiring Fund and 90% of the Acquiring Fund’s assets were invested in securities that were also held by the Target Fund. BlackRock Advisors does not anticipate disposing of, or requesting the disposition of, portfolio assets of the Target Fund in connection with the Reorganization. Thus, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the Target Fund.

Fees and Expenses

When the Reorganization is completed, holders of Target Fund shares will receive the class of shares indicated in the following chart:

Government Income Portfolio (Target Fund)	Combined Fund
BlackRock	BlackRock
Institutional	Institutional
Service	Service
Investor A	Investor A
Investor B	Investor B
Investor B1	Investor B1
Investor C	Investor C
Investor C1	Investor C1
Class R	Class R*

*	Acquiring Fund Class R shares are inactive and have no assets.

Fee Tables as of September 30, 2010 (unaudited)

The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds, assuming the Reorganization had taken place on September 30, 2010, and the estimated pro forma fees and expenses attributable to each class of shares of the Intermediate Government Bond Pro Forma Combined Portfolio. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended September 30, 2010. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of September 30, 2010, see “Other Information—Capitalization.” You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section of the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Information Statement and is incorporated herein by reference and in the “Purchase of Shares” section of the Acquiring Fund SAI, which is incorporated herein by reference.

Fee Tables of the Target Fund and the Acquiring Fund and the Intermediate Government Bond Pro Forma Combined Portfolio

(as of September 30, 2010 (unaudited))

	Government Income Portfolio (Target Fund) Investor A Shares		Intermediate Government Bond Portfolio (Acquiring Fund) Investor A Shares		Intermediate Government Bond Pro Forma Combined Portfolio Investor A Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%		4.00%		4.00%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	(2)	None	(2)	None	(2)

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee	0.49%		0.50%		0.48%
Distribution and/or Service (12b-1) fees	0.25%		0.25%		0.25%
Other Expenses	0.37%		0.37%		0.33%
Interest Expense	0.02%		0.05%		0.03%
Miscellaneous Other Expenses	0.35%		0.32%		0.30%
Acquired Fund Fees and Expenses	0.01	%(7)	0.01	%(7)	0.01%
Total Annual Fund Operating Expenses	1.12	%(7)	1.13	%(7)	1.07%
Fee Waivers and/or Expense Reimbursements	(0.02	)%(8)	—	(9)	—	(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.10	%(8)	1.13	%(9)	1.07	%(10)

	Government Income Portfolio (Target Fund) Investor B Shares		Intermediate Government Bond Portfolio (Acquiring Fund) Investor B Shares		Intermediate Government Bond Pro Forma Combined Portfolio Investor B Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	4.50	%(3)	4.50	%(3)	4.50	%(3)

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee	0.49%		0.50%		0.48%
Distribution and/or Service (12b-1) fees	1.00%		1.00%		1.00%
Other Expenses	0.45%		0.50%		0.41%
Interest Expense	0.02%		0.05%		0.03%
Miscellaneous Other Expenses	0.43%		0.45%		0.38%
Acquired Fund Fees and Expenses	0.01	%(7)	0.01	%(7)	0.01%
Total Annual Fund Operating Expenses	1.95	%(7)	2.01	%(7)	1.90%
Fee Waivers and/or Expense Reimbursements	(0.10	)%(8)	(0.07	)%(9)	—	(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.85	%(8)	1.94	%(9)	1.90	%(10)

Footnotes begin on page 11.

	Government Income Portfolio (Target Fund) Investor B1 Shares		Intermediate Government Bond Pro-Forma Combined Portfolio Investor B1 Shares(1), (11)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	4.00	%(4)	4.00	%(4)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	0.49%		0.48%
Distribution and/or Service (12b-1) fees	0.75%		0.75%
Other Expenses	0.47%		0.45%
Interest Expense	0.02%		0.03%
Miscellaneous Other Expenses	0.45%		0.42%
Acquired Fund Fees and Expenses	0.01	%(7)	0.01%
Total Annual Fund Operating Expenses	1.72	%(7)	1.69%
Fee Waivers and/or Expense Reimbursements	—		(0.20	)%(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense
Reimbursements	1.72%		1.49	%(10)

	Government Income Portfolio (Target Fund) Investor C Shares		Intermediate Government Bond Portfolio (Acquiring Fund) Investor C Shares		Intermediate Government Bond Pro-Forma Combined Portfolio Investor C Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00	%(5)	1.00	%(5)	1.00	%(5)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	0.49%		0.50%		0.48%
Distribution and/or Service (12b-1) fees	1.00%		1.00%		1.00%
Other Expenses	0.47%		0.42%		0.39%
Interest Expense	0.02%		0.05%		0.03%
Miscellaneous Other Expenses	0.45%		0.37%		0.36%
Acquired Fund Fees and Expenses	0.01	%(7)	0.01	%(7)	0.01%
Total Annual Fund Operating Expenses	1.97	%(7)	1.93	%(7)	1.88%
Fee Waivers and/or Expense Reimbursements	(0.12	)%(8)	(0.05	)%(9)	(0.02	)%(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.85	%(8)	1.88	%(9)	1.86	%(10)

	Government Income Portfolio (Target Fund) Investor C1 Shares		Intermediate Government Bond Pro-Forma Combined Portfolio Investor C1 Shares(1),(11)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00	%(6)	1.00	%(6)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	0.49%		0.48%
Distribution and/or Service (12b-1) fees	0.80%		0.80%
Other Expenses	0.54%		0.52%
Interest Expense	0.02%		0.03%
Miscellaneous Other Expenses	0.52%		0.49%
Acquired Fund Fees and Expenses	0.01	%(7)	0.01%
Total Annual Fund Operating Expenses	1.84	%(7)	1.81%
Fee Waivers and/or Expense Reimbursements	—		(0.24	)%(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.84%		1.57	%(10)

	Government Income Portfolio (Target Fund) R Shares		Intermediate Government Bond Portfolio (Acquiring Fund) R Shares(12)		Intermediate Government Bond Pro-Forma Combined Portfolio R Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None		None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
Management Fee	0.49%		0.50%		0.48%
Distribution and/or Service (12b-1) fees	0.50%		0.50%		0.50%
Other Expenses	0.54%		0.37%		0.52%
Interest Expense	0.02%		0.05%		0.03%
Miscellaneous Other Expenses	0.52%		0.32%		0.49%
Acquired Fund Fees and Expenses	0.01	%(7)	0.01	%(7)	0.01%
Total Annual Fund Operating Expenses	1.54	%(7)	1.38	%(7)	1.51%
Fee Waivers and/or Expense Reimbursements	—		—	(9)	(0.26	)%(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.54%		1.38	%(9)	1.25	%(10)

	Government Income Portfolio (Target Fund) Institutional Shares		Intermediate Government Bond Portfolio (Acquiring Fund) Institutional Shares		Intermediate Government Bond Pro-Forma Combined Portfolio Institutional Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None		None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
Management Fee	0.49%		0.50%		0.48%
Distribution and/or Service (12b-1) fees	None		None		None
Other Expenses	0.45%		0.41%		0.37%
Interest Expense	0.02%		0.05%		0.03%
Miscellaneous Other Expenses	0.43%		0.36%		0.34%
Acquired Fund Fees and Expenses	0.01	%(7)	0.01	%(7)	0.01%
Total Annual Fund Operating Expenses	0.95	%(7)	0.92	%(7)	0.86%
Fee Waivers and/or Expense Reimbursements	—		(0.24	)%(9)	(0.20	)%(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.95%		0.68	%(9)	0.66	%(10)

	Government Income Portfolio (Target Fund) Service Shares		Intermediate Government Bond Portfolio (Acquiring Fund) Service Shares		Intermediate Government Bond Pro-Forma Combined Portfolio Service Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None		None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
Management Fee	0.49%		0.50%		0.48%
Distribution and/or Service (12b-1) fees	0.25%		0.25%		0.25%
Other Expenses	0.28%		0.43%		0.32%
Interest Expense	0.02%		0.05%		0.03%
Miscellaneous Other Expenses	0.26%		0.38%		0.29%
Acquired Fund Fees and Expenses	0.01	%(7)	0.01	%(7)	0.01%
Total Annual Fund Operating Expenses	1.03	%(7)	1.19	%(7)	1.06%
Fee Waivers and/or Expense Reimbursements	(0.10	)%(8)	(0.21	)%(9)	(0.21	)%(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.93	%(8)	0.98	%(9)	0.85	%(10)

	Government Income Portfolio (Target Fund) BlackRock Shares		Intermediate Government Bond Pro-Forma Combined Portfolio BlackRock Shares(1),(11)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee	0.49%		0.48%
Distribution and/or Service (12b-1) fees	None		None
Other Expenses	0.30%		0.28%
Interest Expense	0.02%		0.03%
Miscellaneous Other Expenses	0.28%		0.25%
Acquired Fund Fees and Expenses	0.01	%(7)	0.01%
Total Annual Fund Operating Expenses	0.80	%(7)	0.77%
Fee Waivers and/or Expense Reimbursements	(0.32	)%(8)	(0.28	)%(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.48	%(8)	0.49	%(10)

(1)	Assumes the Reorganization had taken place as of September 30, 2010.
(2)	A CDSC of 0.50% is assessed on certain redemptions of Investor A shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
(3)	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B shares.
(4)	A CDSC of 4.00% is assessed if shares are redeemed within two years. The CDSC for Investor B1 shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 shares.
(5)	There is no CDSC on Investor C shares after one year.
(6)	There is no CDSC on Investor C1 shares after one year.
(7)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in each Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.
(8)	BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit the Target Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.07% (for Investor A shares), 1.82% (for Investor B and Investor C shares), 0.90% (for Service shares), and 0.45% (for BlackRock shares) of average daily net assets until February 1, 2012. The Target Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Trust or by a vote of a majority of the outstanding voting securities of the Target Fund.
(9)

BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit the Acquiring Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.07% (for Investor A shares), 1.88% (for Investor B shares), 1.82% (for Investor C shares), 0.62% (for Institutional shares), 0.92% (for Service shares) and 1.66% (for Class R shares) of average daily net assets until February 1, 2012. The Acquiring Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon

90 days’ notice by a majority of the Independent Board Members of the Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.
(10)	Upon completion of the Reorganization, the Acquiring Fund’s fee waiver and/or expense limitation agreement will remain in place until June 1, 2012 for Investor A shares, Investor B shares, Investor C shares and Institutional shares of the Combined Fund. In addition, upon completion of the Reorganization BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.45% (for Investor B1 shares), 1.53% (for Investor C1 shares), 0.45% (for BlackRock shares), 1.21% (for Class R shares) and 0.81% (for Service shares) of average daily net assets until February 1, 2014. The Combined Fund may have to repay some of these waiver and reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Trust or by a vote of a majority of the outstanding voting securities of the Combined Fund.
(11)	Prior to the Reorganization, the Acquiring Fund did not issue Investor B1, Investor C1 or BlackRock shares. Investor B1, Investor C1 and BlackRock shares are newly issued and therefore Other Expenses have been estimated.
(12)	Class R shares of the Acquiring Fund are inactive and have no net assets.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assume that you invest $10,000 in the Fund for the time periods indicated (for the periods ended September 30, 2010) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	One Year	Three Years	Five Years	Ten Years

Government Income Portfolio (Target Fund) Investor A Shares	$508	$740	$990	$1,707
Intermediate Government Bond Portfolio (Acquiring Fund) Investor A Shares	$511	$745	$997	$1,720
Intermediate Government Bond Pro Forma Combined Portfolio Investor A Shares*	$505	$727	$967	$1,653

Government Income Portfolio (Target Fund) Investor B Shares	$638	$953	$1,243	$1,950
Intermediate Government Bond Portfolio (Acquiring Fund) Investor B Shares	$647	$974	$1,276	$1,998
Intermediate Government Bond Pro Forma Combined Portfolio Investor B Shares*	$643	$947	$1,226	$1,904

Government Income Portfolio (Target Fund) Investor B1 Shares	$575	$842	$1,133	$2,030
Intermediate Government Bond Pro Forma Combined Portfolio Investor B1 Shares*	$552	$793	$1,079	$1,963

Government Income Portfolio (Target Fund) Investor C Shares	$288	$607	$1,051	$2,286
Intermediate Government Bond Portfolio (Acquiring Fund) Investor C Shares	$291	$601	$1,037	$2,250
Intermediate Government Bond Pro Forma Combined Portfolio Investor C Shares*	$289	$589	$1,014	$2,199

Government Income Portfolio (Target Fund) Investor C1 Shares	$287	$579	$996	$2,159
Intermediate Government Bond Pro Forma Combined Portfolio Investor C1 Shares*	$260	$522	$934	$2,086

	One Year	Three Years	Five Years	Ten Years

Government Income Portfolio (Target Fund) Class R Shares	$157	$486	$839	$1,834
Intermediate Government Bond Portfolio (Acquiring Fund) Class R Shares	$141	$437	$755	$1,657
Intermediate Government Bond Pro Forma Combined Portfolio Class R Shares*	$127	$425	$773	$1,756

Government Income Portfolio (Target Fund) Institutional Shares	$97	$303	$525	$1,166
Intermediate Government Bond Portfolio (Acquiring Fund) Institutional Shares	$69	$269	$486	$1,109
Intermediate Government Bond Pro Forma Combined Portfolio Institutional Shares*	$67	$254	$457	$1,042

Government Income Portfolio (Target Fund) Service Shares	$95	$318	$559	$1,250
Intermediate Government Bond Portfolio (Acquiring Fund) Service Shares	$100	$357	$634	$1,425
Intermediate Government Bond Pro Forma Combined Portfolio Service Shares*	$87	$294	$543	$1,255

Government Income Portfolio (Target Fund) BlackRock Shares	$49	$223	$413	$960
Intermediate Government Bond Pro Forma Combined Portfolio BlackRock Shares*	$50	$188	$371	$900

Expenses if you did not redeem your shares.

Government Income Portfolio (Target Fund) Investor B Shares	$188	$603	$1,043	$1,950
Intermediate Government Bond Portfolio (Acquiring Fund) Investor B Shares	$197	$624	$1,076	$1,998
Intermediate Government Bond Pro Forma Combined Portfolio Investor B Shares*	$193	$597	$1,026	$1,904

Government Income Portfolio (Target Fund) Investor B1 Shares	$175	$542	$933	$2,030
Intermediate Government Bond Pro Forma Combined Portfolio Investor B1 Shares*	$152	$493	$879	$1,963

Government Income Portfolio (Target Fund) Investor C Shares	$188	$607	$1,051	$2,286
Intermediate Government Bond Portfolio (Acquiring Fund) Investor C Shares	$191	$601	$1,037	$2,250
Intermediate Government Bond Pro Forma Combined Portfolio Investor C Shares*	$189	$589	$1,014	$2,199

Government Income Portfolio (Target Fund) Investor C1 Shares	$187	$579	$996	$2,159
Intermediate Government Bond Pro Forma Combined Portfolio Investor C1 Shares*	$160	$522	$934	$2,086

*	Assumes the Reorganization had taken place on September 30, 2010.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate
Government Income Portfolio (Target Fund)	9/30/10	1,464%
Intermediate Government Bond Portfolio (Acquiring Fund)	9/30/10	974%

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

BlackRock Advisors does not anticipate disposing of, or requesting the disposition of, portfolio assets of the Target Fund in connection with the Reorganization. If any of the portfolio assets of the Target Fund are sold (or deemed sold by reason of marking to market of certain assets upon the termination of the Target Fund’s taxable year or as a result of a transfer of an interest in a passive foreign investment company) by the Target Fund in connection with the Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the Target Fund, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the Target Fund and the Acquiring Fund are identical.

COMPARISON OF THE FUNDS

Principal Investment Risks

Because of their identical investment objectives and substantially similar investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund (including any corresponding non-principal risk in the other Fund) are set out in the table below.

Risk	Government Income Portfolio (Target Fund)	Intermediate Government Bond Portfolio (Acquiring Fund)
Call Risk	Principal Risk	Principal Risk
Credit Risk	Principal Risk	Principal Risk
Derivatives Risk	Principal Risk	Principal Risk

Risk	Government Income Portfolio (Target Fund)	Intermediate Government Bond Portfolio (Acquiring Fund)
Dollar Rolls Risk	Principal Risk	Principal Risk
Extension Risk	Principal Risk	Principal Risk
Foreign Securities Risk	N/A	Principal Risk
High Portfolio Turnover Risk	Principal Risk	Principal Risk
Interest Rate Risk	Principal Risk	Principal Risk
Leverage Risk	Principal Risk	Principal Risk
Liquidity Risk	Principal Risk	Principal Risk
Market Risk and Selection Risk	Principal Risk	Principal Risk
Mortgage-and Asset-Backed Securities Risks	Principal Risk	Principal Risk
Prepayment Risk	Principal Risk	Principal Risk
Repurchase Agreements, Purchase and Sale Contracts Risks	Principal Risk	Principal Risk
Reverse Repurchase Agreements Risk	Principal Risk	Principal Risk
U.S. Government Issuer Risk	Principal Risk	Principal Risk
U.S. Government Mortgage-Related Securities Risk	Principal Risk	N/A

Combined Fund

There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, the Target Fund shareholders could lose money. Shares of the Combined Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any Fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Acquiring Fund Prospectuses, which accompany this Combined Prospectus/Information Statement and are incorporated herein by reference.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk—A Fund’s use of derivatives may reduce a Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to federal income tax. Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow a Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Dollar Rolls Risk—A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Fund sells securities becomes insolvent, a Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Extension Risk—When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Foreign Securities Risk—Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

•

Certain Risks of Holding Fund Assets Outside the United States—A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund than for investment companies invested only in the United States.

•

Currency Risk—Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

•	Foreign Economy Risk—The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product,

reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of a Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to a Fund’s investments.

•

Governmental Supervision and Regulation/Accounting Standards—Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

•

Settlement Risk—Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

High Portfolio Turnover Risk—A Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and would increase an investor’s tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect Fund performance. In addition, investment in mortgage dollar rolls and participation in TBA transactions may significantly increase a Fund’s portfolio turnover rate. A TBA transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price.

Interest Rate Risk—Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. A Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Leverage Risk—Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, a Fund’s management team will segregate liquid assets on the books of a Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio will be magnified when a Fund uses leverage.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of a Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that a Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if a Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mortgage- and Asset-Backed Securities Risks—Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. A Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. A Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If a Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that a Fund could lose all or substantially all of its investment.

The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which a Fund may invest may also provide a degree of investment leverage, which could cause a Fund to lose all or substantially all of its investment.

Prepayment Risk—When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Repurchase Agreements, Purchase and Sale Contracts Risks—If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

Reverse Repurchase Agreements Risk—Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by a Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to a Fund.

U.S. Government Issuer Risk—Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Fundamental Investment Restrictions

The Funds have identical fundamental investment restrictions, as indicated on Appendix I. Generally, neither of the Funds may: (i) purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government) if more than 5% of the value of the Fund’s total assets at the time of the purchase would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust (except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations); (ii) purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (with certain exceptions); (iii) issue senior securities or borrow money (with certain exceptions); (iv) purchase or sell real estate, except that to the extent permitted by applicable law, it may invest in securities secured by real estate; (v) acquire any other investment company except in connection with a merger, consolidation, reorganization, or otherwise permitted by the 1940 Act; (vi) underwrite securities of other issuers; (vii) write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts; (viii) purchase securities of companies for the purpose of exercising control; (ix) purchase securities on margin, make short sales of securities or maintain a short position (with certain exceptions); (x) purchase or sell commodity contracts, or invest in oil gas or mineral exploration or development programs (with certain exceptions); (xi) make loans (excluding, among other things, the acquisition of debt instruments); or (xii) purchase or sell commodities (with certain exceptions).

Performance Information

The following bar charts and tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. For more information concerning the performance of each Fund, please refer to the Fund’s Prospectuses and Annual Report. As shareholders of a Fund, you have already received a copy of the Prospectus and Annual Report. You may request a copy of the Prospectuses and Annual Report at no charge by calling (800) 441-7762 or writing the Fund.

Prior to February 10, 2003, the Target Fund’s BlackRock share performance results are those of Investor A shares restated to reflect BlackRock share fees. Prior to October 27, 2004, the Target Fund’s Service share performance results are those of Investor A shares restated to reflect Service share fees. Prior to October 2, 2006, the Target Fund’s Institutional, Class R, Investor B1, and Investor C1 share performance results are those of Investor A shares restated to reflect Institutional, Class R, Investor B1 and Investor C1 share fees, respectively. The Acquiring Fund’s Investor B1, Investor C1, Class R and BlackRock shares have yet to commence operations. The Acquiring Fund’s Investor B1, Investor C1, Class R and BlackRock share performance is based on the Acquiring Fund’s Institutional share performance which is adjusted to reflect the fees and expenses applicable to the Investor B1, Investor C1, Class R and BlackRock shares, respectively. Sales charges are not reflected in the bar charts. If they were, returns would be less than those shown. However, the tables include all applicable fees and sales charges. The returns would have been lower if BlackRock Advisors and its affiliates had not waived or reimbursed certain expenses during these periods.

Investor A Shares

ANNUAL TOTAL RETURNS

BlackRock Government Income Portfolio (Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 7.09% (quarter ended December 31, 2008) and the lowest return for a quarter was –3.46% (quarter ended June 30, 2004).

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Government Income Portfolio—Investor A
Return Before Taxes	4.48%	3.45%	4.83%
Return After Taxes on Distributions	3.09%	1.92%	3.11%
Return After Taxes on Distributions and Sale of Shares	2.89%	2.03%	3.11%

BlackRock Government Income Portfolio—Investor B
Return Before Taxes	3.44%	3.11%	4.70%

BlackRock Government Income Portfolio—Investor C
Return Before Taxes	6.94%	3.45%	4.42%

BlackRock Government Income Portfolio—Institutional
Return Before Taxes	9.14%	4.55%	5.53%

BlackRock Government Income Portfolio—Class R
Return Before Taxes	8.49%	3.96%	4.91%

BlackRock Government Income Portfolio—Service
Return Before Taxes	8.90%	4.38%	5.29%

BlackRock Government Income Portfolio—BlackRock
Return Before Taxes	9.31%	4.74%	5.78%

BlackRock Government Income Portfolio—Investor B1
Return Before Taxes	4.33%	3.38%	4.66%

BlackRock Government Income Portfolio—Investor C1
Return Before Taxes	7.16%	3.65%	4.59%

Barclays Capital Mortgage-Backed Securities Index (Reflects no deduction for fees, expenses or taxes)	5.37%	6.34%	5.89%

B of A Merrill Lynch 10-Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	7.90%	5.41%	5.35%

Barclays Capital Mortgage-Backed Securities Index (50%)/B of A Merrill Lynch 10-Year Treasury Index (50%) (Reflects no deduction for fees, expenses or taxes)	6.69%	5.92%	5.67%

Investor A Shares

ANNUAL TOTAL RETURNS

BlackRock Intermediate Government Bond Portfolio (Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.04% (quarter ended September 30, 2001) and the lowest return for a quarter was –2.09% (quarter ended June 30, 2004).

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Intermediate Government Bond Portfolio—Investor A
Return Before Taxes	1.57%	4.09%	4.19%
Return After Taxes on Distributions	–0.22%	2.59%	2.69%
Return After Taxes on Distributions and Sale of Shares	1.01%	2.61%	2.68%

BlackRock Intermediate Government Bond Portfolio—Investor B
Return Before Taxes	0.45%	3.78%	4.05%

BlackRock Intermediate Government Bond Portfolio—Investor C
Return Before Taxes	4.01%	4.15%	3.83%

BlackRock Intermediate Government Bond Portfolio—Institutional
Return Before Taxes	6.27%	5.40%	5.06%

BlackRock Intermediate Government Bond Portfolio—BlackRock
Return Before Taxes	6.45%	5.58%	5.24%

BlackRock Intermediate Government Bond Portfolio—Service
Return Before Taxes	5.97%	5.09%	4.74%

BlackRock Intermediate Government Bond Portfolio—Class R
Return Before Taxes	5.66%	4.79%	4.45%

BlackRock Intermediate Government Bond Portfolio—Investor B1
Return Before Taxes	1.41%	4.19%	4.20%

BlackRock Intermediate Government Bond Portfolio—Investor C1
Return Before Taxes	4.32%	4.45%	4.12%

Barclays Capital Intermediate Government Index (reflects no deduction for fees, expenses or taxes)	4.98%	5.81%	5.12%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A shares only, and the after-tax returns for Investor B, Investor B1, Investor C, Investor C1, Class R, Institutional, BlackRock and Service shares will vary.

The accounting survivor of the Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

The Barclays Capital Mortgage-Backed Securities Index is an index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

The B of A Merrill Lynch 10-Year Treasury Index is a one-security index consisting of the current “on-the-run” 10-year Treasury issue.

The Barclays Capital Mortgage-Backed Securities Index (50%)/B of A Merrill Lynch 10-Year Treasury Index (50%) is a custom-weighted index comprised of the returns of the Barclays Capital Mortgage-Backed Securities Index (50%) and the returns of the B of A Merrill Lynch 10-Year Treasury Index (50%).

The Barclays Capital Intermediate Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. Government. Only notes and bonds with minimum outstanding principal of $1 million and minimum maturity of one year and maximum maturity of ten years are included.

Management of the Funds

BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each Fund’s investments and business operations subject to the oversight of the Board. While BlackRock Advisors is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock Advisors is a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors and its affiliates had approximately $3.648 trillion in investment company and other portfolio assets under management as of March 31, 2011.

Matthew Marra and Eric Pellicciaro are the portfolio managers and are jointly and primarily responsible for the day-to-day management of each Fund. Mr. Marra and Mr. Pellicciaro are expected to serve as the portfolio managers of the Combined Fund following the completion of the Reorganization.

Portfolio Managers of the Combined Fund	Primary Role	Since	Title and Recent Biography
Matthew Marra	Responsible for the day-to-day management of the Funds, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2006	Managing Director of BlackRock, Inc. since 2006; Director of BlackRock, Inc. from 2002 to 2005.

Eric Pellicciaro	Responsible for the day-to-day management of the Funds, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2009	Managing Director of BlackRock, Inc. since 2005; Head of the Global Rates Investment Team within BlackRock’s Fundamental Fixed Income Portfolio Management Group.

The Acquiring Fund SAI provides additional information about the compensation of the portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in the Acquiring Fund and other funds managed by BlackRock Advisors.

Investment Advisory and Management Agreement

The Trust, on behalf of each of the Funds, has entered into a management agreement with BlackRock Advisors (the “Management Agreement”), pursuant to which BlackRock Advisors receives for its services to each Fund a management fee at the following annual rates that decrease as the total assets of the relevant Fund increase above the following levels:

Aggregate average daily net assets of the Fund	Management Fee Rate
First $1 billion	0.500%
$1 billion to $2 billion	0.450%
$2 billion to $3 billion	0.425%
Greater than $3 billion	0.400%

BlackRock Advisors has contractually agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any), of each share class of both Funds at the levels shown below. (Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Information Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.”) To achieve these caps, BlackRock Advisors has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to each of the Funds, BlackRock Advisors has currently agreed to contractually and voluntarily waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the chart below.

Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Total Annual Fund Operating Expenses*
after giving effect to all applicable
contractual and/or voluntary fee waivers
and/or expense reimbursements (excluding
Dividend Expense, Interest Expense,
Acquired (underlying) Fund Fees and
			Expenses and certain other Fund expenses)**
Fund	Contractual Caps	Voluntary Caps(2)
Government Income Portfolio (Target Fund)(1)
Investor A	1.07%	0.95%	0.90%
Investor B	1.82%	—	1.72%
Investor B1	—	1.47%	1.45%
Investor C	1.82%	—	1.75%
Investor C1	—	1.53%	1.53%
Class R	—	1.21%	1.21%
Institutional	—	0.70%	0.64%
Service	0.90%	—	0.81%
BlackRock	0.45%	—	0.45%

Intermediate Government Bond Portfolio (Acquiring Fund)(1)
Investor A	1.07%	—	1.02%
Investor B	1.88%	—	1.88%
Investor C	1.82%	—	1.82%
Class R***	1.66%	—	N/A
Institutional	0.62%	—	0.62%
Service	0.92%	—	0.92%

Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Total Annual Fund Operating Expenses*
after giving effect to all applicable
contractual and/or voluntary fee waivers
and/or expense reimbursements (excluding
Dividend Expense, Interest Expense,
Acquired (underlying) Fund Fees and
			Expenses and certain other Fund expenses)**
Fund	Contractual Caps	Voluntary Caps(2)
Intermediate Government Bond Pro Forma Combined Portfolio(3), ****
Investor A	1.07%	—	0.88%
Investor B	1.88%	—	1.71%
Investor B1	1.45%	—	1.45%
Investor C	1.82%	—	1.69%
Investor C1	1.53%	—	1.53%
Class R	1.21%	—	1.21%
Institutional	0.62%	—	0.62%
Service	0.81%	—	0.81%
BlackRock	0.45%	—	0.45%

*	As a percentage of average daily net assets.
**	Includes expenses net of contractual fee waivers, any class-level voluntary waivers, and waivers that may be imposed upon shares as a result of an equal reduction of fund-level fees for all classes.
***	Class R shares of the Acquiring Fund are inactive and have no assets.
****	Assumes the Reorganization had taken place on September 30, 2010.
(1)	The contractual waivers and reimbursements are in effect until February 1, 2012.
(2)	Voluntary waivers or reimbursements may be reduced or discontinued at any time without notice to shareholders.
(3)	When the Reorganization is consummated, BlackRock Advisors has agreed to put contractual waivers and reimbursements in place for the Combined Fund until February 1, 2014 for the Investor B1, Investor C1, Class R, Service and BlackRock shares. In addition, the Acquiring Fund’s contractual waivers and reimbursements will remain in place for the Investor A, Investor B, Investor C and Institutional shares with the Combined Fund until June 1, 2012.

The Funds may have to repay some of these contractual waivers and reimbursements to BlackRock in the following two years. The contractual fee waiver and/or expense reimbursement agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund.

The Management Agreement with respect to the Acquiring Fund will remain in place following the Reorganization and the management fee rate of the Combined Fund under the Management Agreement will be identical to the current management fee rate applicable to the Acquiring Fund.

A discussion of the Board’s approval or of the approval of the Board of Trustees of the Acquiring Fund, as applicable, of the Management Agreement with BlackRock Advisors on behalf of each Fund is included in the Fund’s annual or semi-annual report for the fiscal period ended on the date indicated in the following chart:

Fund	Report for Fiscal Period
Government Income Portfolio (Target Fund)	9/30/10
Intermediate Government Bond Portfolio (Acquiring Fund)	9/30/10

BlackRock Advisors will manage the Combined Fund as investment manager, pursuant to the Management Agreement, the principal terms of which are described below.

Terms of the Management Agreement. The Management Agreement generally provides that, subject to the oversight of the Board and the Board of Trustees of the Acquiring Fund, as applicable, BlackRock Advisors will

(a) act as investment adviser for and supervise and manage the investment and reinvestment of the Funds’ assets, (b) supervise continuously the investment of the Funds, (c) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Funds; and (d) provide investment research to the Funds. BlackRock Advisors will provide the services in accordance with the Funds’ respective investment objectives, policies and restrictions as stated in their registration statements and the resolutions of the Board.

Under the Management Agreement, BlackRock Advisors will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940 and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of the Funds’ organizational documents as such are amended from time to time. BlackRock Advisors will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock Advisors will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.

The Management Agreement provides that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the Funds.

Under the Management Agreement, BlackRock Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Management Agreement. Under the Management Agreement, BlackRock Advisors is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Management Agreement is terminable as to the respective Fund by vote of the applicable Board or by the holders of a majority of the outstanding voting securities of the respective Fund, at any time without penalty, on 60 days’ written notice to BlackRock Advisors. BlackRock Advisors may also terminate its advisory relationship with respect to a Fund on 60 days’ written notice to such Fund. Finally, BlackRock Advisors is liable for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

BlackRock Advisors has a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of BlackRock Advisors, with respect to each Fund under which BlackRock Advisors pays a fee for services it receives equal to a percentage of the advisory fee BlackRock Advisors receives from each Fund. BlackRock Financial Management, Inc. is responsible for the day-to-day management of each Fund’s portfolio and is expected to continue to act as the sub-adviser to the Combined Fund.

Administration Agreement

BlackRock Advisors and BNY Mellon Investment Servicing (US) Inc. (“BNYM”) (formerly, PNC Global Investment Servicing (U.S.) Inc.) serve as the Trust’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Trust pays to BlackRock Advisors and BNYM, on behalf of each Fund, a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of each Fund’s average daily net assets, 0.065% of the next $500 million of average daily net assets and 0.055% of the average daily net assets in excess of $1 billion for general administration services and (ii) 0.025% of the first $500 million of average daily net assets allocated to each class of shares of each Fund, 0.015% of the next $500 million of such average daily net assets and 0.005% of the average daily net assets allocated to each class of shares of each Fund in excess of $1 billion for additional administration services provided with respect to such class of shares. The Administration Agreement will remain in place following the closing of the Reorganization with respect to the Combined Fund.

Other Service Providers

	Intermediate Government Bond Portfolio (Acquiring Fund)	Government Income Portfolio (Target Fund)

Distributor	BlackRock Investments, LLC 40 East 52nd Street New York, NY 10022	BlackRock Investments, LLC 40 East 52nd Street New York, NY 10022

Accounting Services Provider	BNYM 301 Bellevue Parkway Wilmington, DE 19809	BNYM 301 Bellevue Parkway Wilmington, DE 19809

Custodian	PFPC Trust Company 8800 Tinicum Boulevard Philadelphia, PA 19153	PFPC Trust Company 8800 Tinicum Boulevard Philadelphia, PA 19153

Transfer Agent	BNYM 301 Bellevue Parkway Wilmington, DE 19809	BNYM 301 Bellevue Parkway Wilmington, DE 19809

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 1700 Market Street Philadelphia, PA 19103	Deloitte & Touche LLP 1700 Market Street Philadelphia, PA 19103

Fund Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Distributor; Distribution and Service Fees

BlackRock Investments, LLC (“BRIL”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, acts as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

The share classes of each Fund are subject to annual service and/or distribution fees at the following rates, expressed as a percentage of a Fund’s average daily net assets attributable to the share class:

Share Class	Annual Service Fee Rate	Annual Distribution Fee Rate
Investor A	0.25%	None
Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Class R	0.25%	0.25%
Institutional	None	None
BlackRock	None	None
Service	0.25%	None

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s distribution and service fees will be applied to investors.

Dividends and Distributions

The Acquiring Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually. The Target Fund’s income dividends are currently paid monthly. Following the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund.

Purchase, Exchange, Redemption and Valuation of Shares

Shareholders should refer to the Acquiring Fund Prospectus (a copy of which accompanies this Combined Prospectus/Information Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Acquiring Fund, which policies and procedures will be the same for the Combined Fund following the closing of the Reorganization except as noted below.

Purchasing shares. The Acquiring Fund offers its shares to the public on a continuous basis. Investor A, Investor C, Institutional and Service shares may be purchased through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. Investor B shares are offered on a very limited basis. Investor B shares are currently available for purchase only through exchanges and dividend reinvestments by current holders of Investor B shares and for purchase by certain employee benefit plans. Institutional shares are limited to certain investors. Shares of the Acquiring Fund may be purchased at Net Asset Value (“NAV”), plus any applicable sales charge, through written or telephone instructions. NAV is computed as of the close of trading on the New York Stock Exchange (“NYSE”) on any day the NYSE is open for trading. Orders must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern Time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

The BlackRock shares acquired in the Reorganization will not count for purposes of qualifying for the reduced sales charges or breakpoints available under the Right of Accumulation, as set forth in each Fund’s prospectus. Shareholders who receive BlackRock shares of the Combined Fund in the Reorganization may purchase additional shares of the same class of the Combined Fund in the same account; however, such shareholders may not purchase BlackRock shares of the Combined Fund in a new account or purchase BlackRock shares of any other BlackRock fund unless they otherwise qualify to purchase such shares.

The Investor B1 and Investor C1 shares acquired in the Reorganization will count for purposes of qualifying for the reduced sales charges or breakpoints available under the Right of Accumulation, as set forth in each Fund’s prospectus.

Shareholders who receive Investor B1 and Investor C1 shares of the Combined Fund in the Reorganization may not purchase additional shares of the same class of the Combined Fund, other than through dividend or capital gain reinvestment.

Exchanging shares. Acquiring Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock Advisors mutual fund complex, provided that the share class and fund is available and open to new investors, except as noted below. There is a minimum required amount for exchanges of Acquiring Fund Investor A, Investor B, Investor B1, Investor C or Investor C1 shares of $1,000 and none for Institutional shares. Shares are exchanged at NAV. No exchange privilege is available for Class R shares.

Shareholders that receive Investor B1 or Investor C1 shares in the Reorganization will have an exchange privilege into Investor B or Investor C shares, respectively, of the Combined Fund. Shareholders of the Combined Fund (other than holders of BlackRock, Investor B1 or Investor C1 shares) will have an exchange privilege into the same or similarly designated shares of other funds in the complex of funds advised by BlackRock Advisors or its affiliates.

Redeeming shares. The Acquiring Fund does not charge a redemption fee. Institutional shares are redeemed at NAV, while Investor A, Investor B, Investor B1, Investor C and Investor C1 shares are redeemed at NAV, adjusted for any applicable deferred sales charges. Investor A shares do not have a CDSC, except there is a CDSC of 0.50% for redemption of an investment of $1 million or more and the redemption is made within 18 months after the investment. Investor B shares have a CDSC of 4.50% for redemption of an investment within one year, and the CDSC for Investor B shares decreases for redemptions made in subsequent years, with no CDSC after six years. Investor B1 shares have a CDSC of 4.00% for redemption of an investment within two years, and the CDSC for Investor B1 shares decreases for redemptions made in subsequent years, with no CDSC after six years. Investor C and Investor C1 shares have a CDSC of 1.00% for redemption of an investment within 12 months after the investment. Investor A, Investor B, Investor B1, Investor C, Investor C1, Institutional, Class R, Service and BlackRock shares may be redeemed through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. NAV of the Acquiring Fund is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern Time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

Comparison of Valuation Policies. The valuation policies of the Funds are identical. Each Fund uses current market quotations to value its portfolio securities, if such quotations are readily available and reflect the fair value of the security. In the absence of current market quotations, or if current market quotations are available but, in the judgment of the Fund’s adviser, do not reflect the fair value of a security, each Fund uses fair valuation policies to determine the value of a security. The Board of each Fund has designated a separate pricing/valuation committee with the responsibility for day-to-day determinations of fair value. Each Fund’s policies also provide for the use of independent pricing services to assist in the determination of fair value.

Combined Fund. The Combined Fund’s valuation policies will be those of the Acquiring Fund, which are identical to those of the Target Fund.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BRIL, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Disclosure of Portfolio Holdings

For a discussion of the Acquiring Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Acquiring Fund’s Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Market Timing Trading Policies and Procedures

The Funds have identical market timing policies. See the Acquiring Fund’s Prospectuses—“Account Information—Short-Term Trading Policy.”

FINANCIAL HIGHLIGHTS

The financial highlights tables for the existing share classes of the Acquiring Fund that are contained in the Acquiring Fund Prospectus, a copy of which accompanies this Combined Prospectus/Information Statement, have been derived from the financial statements audited by Deloitte & Touche LLP. Investor B1, Investor C1 and BlackRock shares had not yet commenced operations as of the date of the Acquiring Fund Prospectus; therefore, financial performance information for Investor B1, Investor C1 and BlackRock shares is not included therein. Financial highlights tables from the share classes of the Target Fund may be found in the Target Fund’s Prospectus and Annual Report, which are available without charge by calling (800) 441-7762.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II and is incorporated herein by reference.

General

Under the Reorganization Agreement, the Target Fund will transfer its assets to the Acquiring Fund in exchange for certain stated liabilities of the Target Fund and shares of the Acquiring Fund. The form of the Reorganization Agreement is attached as Appendix II—“Form of Agreement and Plan of Reorganization.” The shares of the Acquiring Fund issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix II) of the Reorganization (the “Valuation Time”). Upon receipt by the Target Fund of the shares of the Acquiring Fund, the Target Fund will distribute the shares to its shareholders, and thereafter the Target Fund will be terminated as a series of the Trust under Massachusetts state law.

The distribution of Acquiring Fund shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the respective pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

As a result of the Reorganization, each Target Fund shareholder will own the same class of shares of the Combined Fund, as indicated in the table below. A Target Fund shareholder will receive shares of the Combined Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

Government Income Portfolio (Target Fund) Shares	Combined Fund Shares
Investor A	Investor A
Investor B	Investor B
Investor B1	Investor B1 (new)
Investor C	Investor C
Investor C1	Investor C1 (new)
Class R	Class R
Institutional	Institutional
BlackRock	BlackRock (new)
Service	Service

No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of shares of the Combined Fund in the Reorganization.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire the assets of the Target Fund on the Closing Date in consideration for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund.

On the Closing Date, the Target Fund will transfer to the Acquiring Fund its assets in exchange solely for the shares of the Acquiring Fund that are equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Funds, and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with each Reorganization, the Target Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Target Fund expects to distribute the shares of the Acquiring Fund to the shareholders of the Target Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed in accordance with applicable state law and the charter of the Target Fund. Thereafter, the Target Fund will be terminated as a series of the Trust under Massachusetts law.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Fund and Target Fund, respectively, are conditioned upon, among other things:

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Information Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Funds.

The Board, including all of the Independent Board Members, believes the Reorganization is in the best interests of the Target Fund (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the Target Fund will not be diluted as a result of consummation of the Reorganization.

Reasons for the Reorganizations

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•

that the investment objectives of the Target Fund and Acquiring Fund are identical, and the fact that certain strategies of the Target Fund and the Acquiring Fund are substantially similar and compatible, while others are different. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

that, assuming the Reorganization had occurred on September 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, except in the case of Service shares, as of September 30, 2010; (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of such date, after taking into account applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to continue or implement for certain classes for a certain period of time following the closing of the Reorganization, except in the case of Investor B, Investor C and BlackRock shares; and (iii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of such date, after excluding the effects of certain fees and expenses and after giving effect to both all applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to continue or implement for certain classes for a certain period of time following the closing of the Reorganization and certain voluntary fee waivers and/or expense reimbursements. Voluntary waivers and/or expense reimbursements that BlackRock Advisors has agreed to continue may be reduced or discontinued at any time without notice. When the Reorganization is completed, BlackRock Advisors has agreed to implement contractual fee waivers and/or expense reimbursements with respect to Investor B1, Investor C1, Class R, Service and BlackRock shares until February 1, 2014. In addition, when the Reorganization is completed, BlackRock Advisors has agreed to keep in effect the Acquiring Fund’s existing contractual fee waivers and/or expense reimbursements with respect to Investor A, Investor B, Investor C and Institutional shares until June 1, 2012. The contractual and voluntary fee waivers and/or expense reimbursements referenced above do not apply to the following expenses: Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.

•

that, when the Reorganization relating to the Target Fund is consummated, BlackRock Advisors has agreed to waive fees and/or reimburse expenses on a contractual basis following the closing of the Reorganization in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.07% for Investor A shares, 1.88% for Investor B shares, 1.82% for Investor C shares and 0.62% for Institutional shares until June 1, 2012 and 1.45% for Investor B1 shares, 1.53% for Investor C1 shares, 1.21% for Class R shares, 0.81% for Service shares and 0.45% for BlackRock shares until February 1, 2014.

•

that the contractual management fee rates for the Combined Fund are expected to be the same as the contractual management fee rates for the Target Fund and the Acquiring Fund and the effective management fee rates for the Combined Fund are expected to be (i) higher than the effective management fee rates for the Target Fund and (ii) lower than the effective management fee rates of the Acquiring Fund.

•

the expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

•

that the same portfolio management team (as described above under “Comparison of the Funds—Management of the Funds) that currently manages each Fund is expected to manage the Combined Fund following the closing of the Reorganization.

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

•	that the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund.

•

that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

that the aggregate net asset value of the shares that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that shareholders of the Target Fund will not be diluted as a result of the Reorganization.

•

that the Target Fund’s portion of the costs associated with the Reorganization will be paid by BlackRock Advisors or its affiliates. The Acquiring Fund’s portion of the costs associated with the Reorganization is expected to be absorbed entirely by BlackRock Advisors or its affiliates through fee waivers and expense reimbursements. The estimated expenses of the Reorganization are $275,700 for the Target Fund and $112,520 for the Acquiring Fund.

For these and other reasons, the Board, including all of the Independent Board Members, concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Target Fund and the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of a Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that each Fund receive an opinion from Willkie Farr & Gallagher LLP, special tax counsel to each Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a

“reorganization” within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Target Fund except for (A) any gain or loss that may be recognized on “Section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Fund.

•

No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

•

The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

•

The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

•

The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Target Fund upon the transfer, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund except for any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Willkie Farr & Gallagher LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering each opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. The opinion will not express an opinion as to the tax effects to the Target Fund or the Acquiring Fund from the marking to market of certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

BlackRock Advisors does not anticipate disposing of, or requesting the disposition of, portfolio assets of the Target Fund in connection with the Reorganization. A portion of the portfolio assets of the Target Fund may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

The capital loss carryforwards of the Target Fund should not be limited by reason of the Reorganization. The Target Fund’s shareholders are expected to experience dilution of their capital loss carryforwards post-Reorganization. As a result, it is possible that the Target Fund’s shareholders would receive taxable distributions of capital gains earlier than they would have in the absence of the Reorganization. For five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the Acquiring Fund (if any) with capital loss carryforwards attributable to the Target Fund.

Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

The Target Fund’s portion of the costs associated with the Reorganization will be paid by BlackRock Advisors or its affiliates. The Acquiring Fund’s portion of the costs associated with the Reorganization is expected to be absorbed entirely by BlackRock Advisors or its affiliates through fee waivers and expense reimbursements. The estimated expenses of the Reorganization are $275,700 for the Target Fund and $112,520 for the Acquiring Fund. The foregoing estimated expenses will be borne (to the extent incurred) by BlackRock Advisors. BlackRock Advisors follows a formula for determining how to allocate Reorganization costs. Each Fund is allocated all of the Reorganization costs attributable to such Fund. In addition, Reorganization costs common to more than one Fund will be allocated across the Funds based upon relative net assets or other appropriate methods. If BlackRock Advisors expects that a Fund will not recover that portion of the Reorganization costs allocated to it within one year as a result of expense savings directly related to the Reorganization, that portion of the costs will be borne by BlackRock Advisors or its affiliates. The Board of each Fund believes that this methodology is reasonable and equitable to the Funds and that the resulting costs to be borne by each Fund, if any, are reasonable.

The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 Registration Statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing to Target Fund shareholders of the Combined Prospectus/Information Statement, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Acquiring Fund will establish a position for each Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to surrender such certificates. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher LLP, special tax counsel to the Acquiring Fund. Certain matters concerning the issuance of shares of the Acquiring Fund have been passed on by Bingham McCutchen LLP, which serves as Massachusetts counsel to the Trust.

OTHER INFORMATION

Capitalization

The following table sets forth as of September 30, 2010: (i) the unaudited capitalization of the Target Fund; (ii) the unaudited capitalization of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been completed. The capitalizations are likely to be different when a Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Government Income Portfolio (Target Fund)

	Investor A	Investor B	Investor B1(1)	Investor C	Investor C1(1)
Total Net assets	$624,949,250	$9,339,596	$78,811,451	$80,514,174	$152,152,936
Shares outstanding	55,935,193	835,716	7,054,609	7,217,353	13,641,293
Net asset value per share	$11.17	$11.18	$11.17	$11.16	$11.15

	Institutional	Class R(1)	Service	BlackRock(1)	Total
Total Net assets	$60,653,335	$61,734,198	$4,264,800	$86,459	$1,072,506,199
Shares outstanding	5,432,613	5,528,970	382,186	7,746	96,035,679
Net asset value per share	$11.16	$11.17	$11.16	$11.16	$11.17

Intermediate Government Bond Portfolio (Acquiring Fund)

	Investor A	Investor B	Investor C	Institutional	Service	Total
Total Net assets	$267,435,978	$9,864,448	$58,566,697	$182,794,308	$4,029,577	$522,691,008
Shares outstanding	24,279,610	898,334	5,325,234	16,634,685	366,902	47,504,765
Net asset value per share	$11.01	$10.98	$11.00	$10.99	$10.98	$11.00

Pro Forma Adjustments (assuming the Reorganization of the Government Income

Portfolio (Target Fund) into Intermediate Government Bond Portfolio (Acquiring Fund))

	Investor A	Investor B	Investor B1	Investor C	Investor C1
Total Net assets(2)	$(3,945,490)	$(60,218)	$(490,356)	$(514,282)	$(948,188)
Shares outstanding(3)	443,645	9,337	77,924	56,716	107,147

	Institutional	Class R	Service	BlackRock	Total
Total Net assets(2)	$(417,015)	$(384,311)	$(27,434)	$(538)	$(6,787,832)
Shares outstanding(3)	49,024	40,779	3,636	73	788,281

Intermediate Government Bond Pro Forma Combined Portfolio(4)

	Investor A	Investor B	Investor B1	Investor C	Investor C1
Total Net assets	$888,439,738	$19,143,826	$78,321,095	$138,566,589	$151,204,748
Shares outstanding	80,658,448	1,743,387	7,132,533	12,599,303	13,748,440
Net asset value per share	$11.01	$10.98	$10.98	$11.00	$11.00

	Institutional	Class R	Service	BlackRock	Total
Total Net assets	$243,030,628	$61,349,887	$8,266,943	$85,921	$1,588,409,375
Shares outstanding	22,116,322	5,569,749	752,724	7,819	144,328,725
Net asset value per share	$10.99	$11.01	$10.98	$10.99	$11.00

(1)	The Acquiring Fund currently does not offer Investor B1, Investor C1, Class R and Institutional shares.
(2)	Reflects the distribution of undistributed net income of $6,675,312 attributable to the Target Fund and the charge for estimated Reorganization expenses of $112,520 attributable to the Acquiring Fund.
(3)	Adjustments are due to differences in net asset value per share.
(4)	Assumes the Reorganization had taken place on September 30, 2010.

Shareholder Rights and Obligations

Each Fund is a series of BlackRock Funds II, a business trust organized under the laws of the Commonwealth of Massachusetts. Under the Trust’s organizational documents, each Fund is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.001 per share.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and have exclusive voting rights with respect to matters relating to the class’ account maintenance and/or distribution expenditures.

There are no preemptive rights in connection with shares of the Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

May 16, 2011

APPENDIX I

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund may not:

1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

2. Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

3. Issue senior securities, borrow money or pledge its assets, except that a Fund may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

4. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

6. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

8. Purchase securities of companies for the purpose of exercising control.

9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund’s transactions in futures contracts and related options or a

I-1

Fund’s sale of securities short against the box, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

11. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

12. Purchase or sell commodities except that each Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

I-2

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2011, by BlackRock Funds II, a registered investment company and a Massachusetts business trust (the “Company”), on behalf of BlackRock Government Income Portfolio, a separate series of the Company (the “Target Fund”), and BlackRock Intermediate Government Bond Portfolio, a separate series of the Company (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund and Investor A, Investor B, Investor B1, Investor C, Investor C1, Institutional, BlackRock, Service and Class R shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Company is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Company has determined that the Reorganization is in the best interests of the Acquiring Fund;

WHEREAS, the Board of Trustees of the Company has determined that the Reorganization is in the best interests of the Target Fund and has approved the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (a) to deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (i) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund with respect to each class of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one share of the corresponding class of the Acquiring

Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, the Investor A shares of the Target Fund correspond to the Investor A shares of the Acquiring Fund, the Investor B shares of the Target Fund correspond to the Investor B shares of the Acquiring Fund, the, Investor B1 shares of the Target Fund correspond to the Investor B1 shares of the Acquiring Fund, the Investor C shares of the Target Fund correspond to the Investor C shares of the Acquiring Fund, the Investor C1 shares of the Target Fund correspond to the Investor C1 shares of the Acquiring Fund, the BlackRock shares of the Target Fund correspond to the BlackRock shares of the Acquiring Fund, the Institutional shares of the Target Fund correspond to the Institutional shares of the Acquiring Fund, the Service shares of the Target Fund correspond to the Service shares of the Acquiring Fund and the Class R shares of the Target Fund correspond to the Class R shares of the Acquiring Fund , and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the Target Fund’s rights under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations of the Target Fund, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, the Company shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, (i) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of Acquiring Fund Shares due Target Fund Shareholders and (ii) the Target Fund will dissolve as a separate series of the Company. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Company, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Company, on behalf of the Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE COMPANY. The Company shall take all actions expressed herein as being the obligations of the Company, on behalf of the Acquiring Fund or on behalf of the Target Fund, as applicable.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of Stated Liabilities of the Target Fund assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Investor A, Investor B, Investor B1, Investor C, Investor C1, BlackRock, Institutional, Service and Class R Acquiring Fund Shares shall be the net asset value per share for the Investor A, Investor B, Investor B1, Investor C, Investor C1, BlackRock, Institutional, Service and Class R Shares, respectively, of the Target Fund computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the third quarter of 2011, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian (the “Target Fund Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Target Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE COMPANY, ON BEHALF OF THE TARGET FUND. The Company, on behalf of the Target Fund, represents and warrants as follows:

(a) The Company is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the

Company’s declaration of trust. The Company has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The Company is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company or the Target Fund. The Target Fund is a legally designated, separate series of the Company. The Company, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 of the Company and the Combined Prospectus/Information Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the SEC and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Company and the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Company and the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by Company with respect to the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Company’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Company on behalf of the Target Fund will not result in the violation of Massachusetts law, or any provision of the Company’s declaration of trust or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Target Fund or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Company result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party, on behalf of the Target Fund, or by which the Target Fund is bound.

(f) The Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Company’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) (i) The audited financial statements of the Target Fund as of September 30, 2010 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Target Fund for the six months ended March 31, 2011 will be prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements as of September 30, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since September 30, 2010 there has not been (i) any pending or to the knowledge of the Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Company’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates

(including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Company is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share of the Target Fund. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) The Company, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Company. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Company on behalf of the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

(r) Intentionally left blank.

(s) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the

Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

4.2 REPRESENTATIONS OF THE COMPANY, ON BEHALF OF THE ACQUIRING FUND. The Company, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Company is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Company’s declaration of trust. The Company has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The Company is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Company. The Company, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Company and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Company and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Company or the Target Fund furnished by the Target Fund. Any written information furnished by the Company with respect to the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The prospectus, statement of additional information and shareholder reports of the Company, in each case relating to the Acquiring Fund, and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Company, on behalf of the Acquiring Fund, will not result in the violation of Massachusetts law or any provision of the Company’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Company, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Company’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)(i) The audited financial statements of the Acquiring Fund as of September 30, 2010 and for the fiscal year then ended have been prepared in accordance with GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Acquiring Fund for the six months ended March 31, 2011 will be prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of September 30, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since September 30, 2010, there has not been (i) any pending or to the knowledge of the Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The Company is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share of the Acquiring Fund. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(m) The Company on behalf of the Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Company. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Company, on behalf of the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

(o) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the

Acquiring Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE COMPANY, ON BEHALF OF THE ACQUIRING FUND

AND THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.5, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and Stated Liabilities of the Target Fund as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Company.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Company’s officers and agents all books and records of the Target Fund, and the Acquiring Fund shall make available to the Company’s officers and agents all books and records of the Company relating to the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Company, on behalf of the Target Fund, will terminate all agreements to which the Company on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Company on behalf of the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Company, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. The Registration Statement shall include a Combined Prospectus/Information Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

Neither the Acquiring Fund (nor the Company on behalf of the Acquiring Fund) nor the Target Fund (nor the Company on behalf of the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, special United States federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.9 REASONABLE BEST EFFORTS. The Company shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Company, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Company shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

5.12 INFORMATION STATEMENT. The Company, on behalf of the Target Fund, agrees to mail to shareholders who owned shares of the Target Fund as of April 27, 2011, the Combined Prospectus/Information Statement contained in the Registration Statement, which complies in all material respects with the 1933 Act, the Exchange Act, the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY, ON BEHALF OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund, pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of Trustees of the Company has approved this Agreement, with respect to the Target Fund.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Company to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Company, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.3 The Board of Trustees of the Company has approved this Agreement with respect to the Acquiring Fund.

7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

7.5 The Company, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which the Target Fund is a party (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Company, the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 Intentionally left blank.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Target Fund, the Acquiring Fund or the Company or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Company, on behalf of the Acquiring Fund and the Target Fund, each shall have received an opinion of Willkie Farr & Gallagher LLP, special United States tax counsel to the Acquiring Fund, and the Company, on behalf of the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund;

(c) under Section 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(e) under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

(f) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) under Section 362(b) of the Code, the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(h) under Section 1223(2) of the Code, the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, the Company may not waive the conditions set forth in this paragraph 8.6.

The Tax Opinion will not express an opinion as to the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

The Target Fund and the Acquiring Fund (for purposes of this Article IX only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of the Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses related to preparing, printing and mailing the Combined Prospectus/Information Statement included in the Registration Statement and any other legal and auditing fees in connection with the foregoing, which expenses will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon methodology as appropriate, unless BlackRock Advisors, LLC or one of its affiliates has agreed to bear the expenses of a particular Fund pursuant to a separate arrangement between BlackRock Advisors, LLC and such Fund. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Company, on behalf of the Acquiring Fund and the Target Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the Company on behalf of the Acquiring Fund or the Target Fund. In addition, the Company may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party, or its Board of Trustees, or officers, as applicable, to the other party or its Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the officers of the Company as specifically authorized by its Board of Trustees.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund or Target Fund hereunder shall not be binding upon any of the Company Trustees, shareholders, nominees, officers, agents or employees of the Company personally, but shall bind only the property of the Target Fund and Acquiring Fund, as provided in the Company’s declaration of trust and bylaws. Moreover, no series of the Company other than the Acquiring Fund and Target Fund shall be responsible for the obligations of the Acquiring Fund and Target Fund hereunder, and all persons shall look only to the assets of the Acquiring Fund and Target Fund to satisfy the obligations of the Acquiring Fund and Target Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Company on behalf of the Acquiring Fund and Target Fund and signed by authorized officers of the Company, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Company as provided in the Company’s declaration of trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski,, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK FUNDS II ON BEHALF OF ITS SERIES, BLACKROCK GOVERNMENT INCOME PORTFOLIO

By:
Name:
Title:

BLACKROCK FUNDS II, ON BEHALF OF ITS SERIES, BLACKROCK INTERMEDIATE GOVERNMENT BOND PORTFOLIO

By:
Name:
Title:

BLACKROCK FUNDS II

BLACKROCK GOVERNMENT INCOME PORTFOLIO

BLACKROCK INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PART B

STATEMENT OF ADDITIONAL INFORMATION

May 16, 2011

This Statement of Additional Information (the “SAI”) relates to the reorganization (“Reorganization”) of the BlackRock Government Income Portfolio (the “Target Fund”), a series of BlackRock Funds II (the “Trust”), into the BlackRock Intermediate Government Bond Portfolio (the “Acquiring Fund” and together with the Target Fund, the “Funds”), a series of the Trust.

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Information Statement dated May 16, 2011 (the “Combined Prospectus/Information Statement”). As described in the Combined Prospectus/Information Statement, the Reorganization involves the transfer of the assets of the Target Fund in exchange for the assumption of certain stated liabilities of the Target Fund and Shares of the Acquiring Fund. The Target Fund will distribute the Acquiring Fund Shares it receives to its shareholders in complete liquidation of the Target Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Information Statement. The Combined Prospectus/Information Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Information Statement.

*	The accompanying notes are an integral part of the pro forma condensed combined financial statements and schedule.

ADDITIONAL INFORMATION ABOUT THE

TARGET FUND AND ACQUIRING FUND

For the Target Fund: Incorporates by reference the Annual Report to Shareholders for the fiscal year ended September 30, 2010, filed December 2, 2010 (SEC Accession No. 0001193125-10-272918), as filed with the Securities and Exchange Commission (the “SEC”).

For the Acquiring Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the Acquiring Fund dated January 28, 2010, as amended May 16, 2011 and as supplemented (SEC Accession No. 0001193125-11-021316); and the Annual Report for the fiscal year ended September 30, 2010, filed December 2, 2010 (SEC Accession No. 0001193125-10-272918) as filed with the SEC.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of the Target Fund for the fiscal year ended September 30, 2010 and (ii) the Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended September 30, 2010, each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accounting firms therein, are incorporated herein by reference.

Pro forma condensed combined financial statements of the Target Fund and the Acquiring Fund are provided on the following pages.

The unaudited pro forma condensed combined schedule of investments and pro forma condensed combined statement of assets and liabilities reflect financial positions as if the Reorganization occurred on September 30, 2010. The unaudited pro forma condensed combined statement of operations reflects expenses for the twelve months ended September 30, 2010. The pro forma financial condensed combined statements give effect to the exchange of assets of the Target Fund in consideration for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, with the Acquiring Fund being the surviving entity. The Reorganization will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. BlackRock Advisors does not expect to sell portfolio assets of the Target Fund or the Acquiring Fund in connection with the Reorganization.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	BlackRock Government Income Portfolio		BlackRock Intermediate Government Bond Portfolio		BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Asset-Backed Securities	Par (000)	Value	Par (000)	Value	Par (000)	Value
Bank of America Auto Trust, Series 2009-2A, Class A2, 1.16%, 2/15/12 (c)	$—	$—	$1,198	$1,199,349	$1,198	$1,199,349
Conseco Financial Corp., Series 1997-5, Class A7, 7.13%, 5/15/29 (a)	—	—	696	720,850	696	720,850
Fannie Mae Whole Loan, Series 1996-W1, Class AL, 7.25%, 3/25/26 (a)	295	313,481	—	—	295	313,481
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.60%, 10/25/16 (a)	—	—	4,470	4,542,001	4,470	4,542,001
Series 2008-5, Class A3, 1.62%, 1/25/18 (a)	—	—	1,130	1,164,328	1,130	1,164,328
Series 2008-5, Class A4, 2.20%, 7/25/23 (a)	—	—	3,040	3,184,731	3,040	3,184,731
Small Business Administration, Series 2003-10A, Class 1, 4.63%, 3/10/13	514	540,296	—	—	514	540,296
Structured Asset Receivables Trust Certificates, Series 2003-2A, 0.92%, 1/21/11 (a)(b)(c)	—	419	1	852	1	1,271
SWB Loan-Backed Certificates, Series 1999-1, Class A, 7.38%, 5/15/25 (c)	—	—	224	190,078	224	190,078

Total Asset-Backed Securities - 0.8%		854,196		11,002,189		11,856,385

Corporate Bonds
Diversified Financial Services - 0.1%
TIAA Global Markets, Inc., 5.13%, 10/10/12 (c)(f)	—	—	2,150	2,326,726	2,150	2,326,726
Oil, Gas & Consumable Fuels - 0.1%
ENSCO Offshore Co., 6.36%, 12/01/15	—	—	1,274	1,440,589	1,274	1,440,589

Total Corporate Bonds - 0.2%		—		3,767,315		3,767,315

Foreign Agency Obligations
FIH Erhvervsbank A/S, 2.45%, 8/17/12 (c)	—	—	4,770	4,891,840	4,770	4,891,840
Japan Finance Corp., 2.00%, 6/24/11	—	—	90	90,936	90	90,936

Total Foreign Agency Obligations - 0.3%		—		4,982,776		4,982,776

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations - 3.2%
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, 1.00%, 11/25/34 (a)	—	—	379	307,722	379	307,722
Countrywide Alternative Loan Trust:
Series 2006-OA19, Class A1, 0.44%, 2/20/47 (a)	—	—	676	378,871	676	378,871
Series 2006-OA21, Class A1, 0.45%, 3/20/47 (a)	—	—	1,292	705,429	1,292	705,429
Series 2008-2R, Class 3A1, 6.00%, 8/25/2037	8,522	6,379,639	—	—	8,522	6,379,639
Series 2008-2R, Class 4A1, 6.25%, 8/25/2037	19,130	16,149,261	—	—	19,130	16,149,261
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1, 0.46%, 4/25/46 (a)	—	—	529	305,691	529	305,691
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2005-4, Class 3A16, 5.50%, 6/25/2035	7,056	6,705,502	—	—	7,056	6,705,502
Series 2005-5, Class 2A8, 5.50%, 7/25/2035	3,483	3,330,279	—	—	3,483	3,330,279
Series 2005-11, Class 6A5, 6.00%, 12/25/2035	4,731	4,506,545	—	—	4,731	4,506,545
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1, 6.00%, 10/25/2021	—	—	499	409,400	499	409,400
Deutsche Alt-A Securities, Inc., Series 2006-OA1, Class A1, 0.46%, 2/25/47 (a)	—	—	387	246,196	387	246,196
Deutsche Mortgage Securities, Inc., Series 2004-4, Class 3AR1, 2.86%, 6/25/34 (a)	—	—	236	168,238	236	168,238

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	BlackRock Government Income Portfolio		BlackRock Intermediate Government Bond Portfolio		BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Non-Agency Mortgage-Backed Securities	Par (000)	Value	Par (000)	Value	Par (000)	Value
Collateralized Mortgage Obligations (continued)
GSR Mortgage Loan Trust:
Series 2004-9, Class 3A1, 2.86%, 8/25/34 (a)	$—	$—	$714	$648,376	$714	$648,376
Series 2005-AR4, Class 6A1, 5.25%, 7/25/35 (a)	—	—	3,313	3,231,203	3,313	3,231,203
JPMorgan Mortgage Trust:
Series 2007-S1, Class 1A2, 5.50%, 3/25/2022	—	—	191	178,933	191	178,933
Series 2006-S2, Class 2A2, 5.88%, 7/25/1936	—	—	237	225,070	237	225,070
MortgageIT Trust, Series 2004-1, Class A1, 0.65%,11/25/34 (a)	—	—	785	661,972	785	661,972
Residential Funding Mortgage Securities I, Series 2007-S2, Class A3, 6.00%, 2/25/37	5,445	5,414,461	—	—	5,445	5,414,461
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.56%, 9/25/34 (a)	—	—	175	133,853	175	133,853
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A4, 5.68%, 4/25/36 (a)	—	—	1,500	1,382,901	1,500	1,382,901

Total Collateralized Mortgage Obligations		42,485,687		8,983,855		51,469,542

Commercial Mortgage-Backed Securities - 1.0%
Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A4, 6.19%, 1/11/2012	—	—	3,241	3,399,933	3,241	3,399,933
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2, 5.18%, 11/15/1936	—	—	2,680	2,835,421	2,680	2,835,421
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3, 6.27%, 12/10/1935	—	—	3,532	3,728,278	3,532	3,728,278
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1, Class A3, 5.86%, 10/12/2011	—	—	3,518	3,637,413	3,518	3,637,413
Series 2001-CIBC, Class A3, 6.26%, 3/15/1933	—	—	695	698,306	695	698,306
LB-UBS Commercial Mortgage Trust:
Series 2001-C7, Class A3, 5.64%, 4/15/2011	—	—	291	296,388	291	296,388
Series 2004-C2, Class A2, 3.25%, 3/15/2029	—	—	220	219,944	220	219,944
Wachovia Bank Commercial Mortgage Trust, Series 2003-C5, Class A1, 2.99%, 6/15/35	—	—	713	714,722	713	714,722

		—		15,530,405		15,530,405

Interest Only Commercial Mortgage-Backed Securities - 0.0%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.83%, 5/25/36 (a)(c)	—	—	11,231	201,212	11,231	201,212

Interest Only Collateralized Mortgage Obligations - 0.0%
Salomon Brothers Mortgage Securities VI, Inc., Series 1987-1, 11.00%, 2/17/17	10	1,368	—	—	10	1,368

Principal Only Collateralized Mortgage Obligations - 0.0%
Salomon Brothers Mortgage Securities VI, Inc., Series 1987-1, 0.33%, 2/17/17 (d)	10	10,096	—	—	10	10,096

Total Non-Agency Mortgage-Backed Securities - 4.2%		42,497,151		24,715,472		67,212,623

Project Loans - 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42, 7.43%, 9/25/22	1	506	—	—	1	506
Federal Housing Authority:
Merrill Lynch Project, Series 29, Class 1A1, 7.43%, 6/01/22	—	—	120	118,972	120	118,972
USGI Project, Series 56, 7.46%, 1/01/23	—	—	97	96,316	97	96,316

Total Project Loans - 0.0%		506		215,288		215,794

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	BlackRock Government Income Portfolio		BlackRock Intermediate Government Bond Portfolio		BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
U.S. Government Sponsored Agency Securities	Par (000)	Value	Par (000)	Value	Par (000)	Value
Agency Obligations - 4.1%
Fannie Mae:
4.75%, 12/15/10	$—	$—	$1,950	$1,968,999	$1,950	$1,968,999
1.75%, 3/23/11 - 5/07/13 (f)	—	—	4,825	4,876,505	4,825	4,876,505
3.63%, 8/15/11	—	—	800	822,974	800	822,974
4.13%, 4/15/14	—	—	800	885,695	800	885,695
2.63%, 11/20/14	6,895	7,269,364	—	—	6,895	7,269,364
6.63%, 11/15/30	—	—	1,300	1,788,475	1,300	1,788,475
Federal Home Loan Bank:
1.63%, 7/27/11	—	—	3,100	3,132,674	3,100	3,132,674
1.00%, 12/28/11	—	—	1,100	1,108,254	1,100	1,108,254
4.00%, 9/06/13	—	—	3,000	3,272,529	3,000	3,272,529
3.63%, 10/18/13	—	—	3,550	3,852,417	3,550	3,852,417
5.00%, 11/17/17	—	—	2,800	3,316,743	2,800	3,316,743
Freddie Mac:
1.13%, 12/15/11 (e)	18,755	18,922,538	—	—	18,755	18,922,538
2.13%, 3/23/12 - 9/21/12	—	—	1,900	1,955,881	1,900	1,955,881
2.50%, 4/23/14	—	—	550	578,151	550	578,151
4.38%, 7/17/15		—	2,000	2,268,976	2,000	2,268,976
5.50%, 7/18/16	595	715,893	295	354,939	890	1,070,832
5.00%, 2/16/17	1,200	1,409,257	595	698,757	1,795	2,108,014
4.88%, 6/13/18	—	—	1,100	1,292,331	1,100	1,292,331
3.75%, 3/27/19	—	—	1,100	1,196,089	1,100	1,196,089
6.25%, 7/15/32	—	—	500	671,385	500	671,385
Small Business Administration Participation Certificates:
Series 1996-20H, 7.25%, 8/01/16	—	—	450	488,763	450	488,763
Series 1996-20J, 7.20%, 10/01/16	37	39,713	387	414,781	424	454,494
Series 1998-20J, Class 1, 5.50%, 10/1/2018	44	47,069	896	967,853	940	1,014,922

		28,403,834		35,913,171		64,317,005

Collateralized Mortgage Obligations - 3.6%
Fannie Mae:
Series 2001-T2, Class B, 6.02%, 11/25/2010	—	—	3,600	3,614,724	3,600	3,614,724
Series 2002-59, Class B, 5.50%, 9/25/2017	4,887	5,344,190	—	—	4,887	5,344,190
Series 2005-97, Class HM, 5.00%, 1/25/2026	—	—	261	261,759	261	261,759
Series 2006-54, Class OA, 6.00%, 3/25/2027	—	—	957	970,021	957	970,021
Series 2005-118, Class MC, 6.00%, 1/25/2032	—	—	599	604,583	599	604,583
Series 2002-T6, Class A1, 3.31%, 2/25/2032	—	—	385	394,480	385	394,480
Series 2005-109, Class PV, 6.00%, 10/25/2032	—	—	3,420	3,740,070	3,420	3,740,070
Series 2005-118, Class WA, 6.00%, 10/25/2033	—	—	582	587,925	582	587,925
Series 2005-29, Class JB, 4.50%, 4/25/2035	—	—	2,689	2,863,773	2,689	2,863,773
Series 2005-68, Class PC, 5.50%, 7/25/2035	—	—	1,924	2,129,604	1,924	2,129,604
Freddie Mac:
Series 2668, Class AD, 4.00%, 1/15/15 (b)	—	—	—	160	—	160
Series 3084, Class BC, 5.50%, 12/15/24	—	—	34	34,453	34	34,453
Series 3143, Class NA, 5.50%, 7/15/26	—	—	669	678,853	669	678,853
Series 3162, Class 0A, 6.00%, 10/15/26	—	—	535	540,875	535	540,875
Freddie Mac, Series 3207, Class NB, 6.00%, 11/15/2030	2,522	2,548,423	—	—	2,522	2,548,423
Series 3057, Class BL, 5.50%, 6/15/27	—	—	37	37,398	37	37,398

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	BlackRock Government Income Portfolio		BlackRock Intermediate Government Bond Portfolio		BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
U.S. Government Sponsored Agency Securities	Par (000)	Value	Par (000)	Value	Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Ginnie Mae:
Series 2005-10, Class ZB, 5.18%, 12/16/44 (a)	$3,670	$3,891,360	$—	$—	$3,670	$3,891,360
Series 2005-9, Class Z, 4.65%, 1/16/45 (a)	6,479	6,088,049	—	—	6,479	6,088,049
Series 2005-29, Class Z, 4.25%, 4/16/45 (a)	5,663	5,179,788	—	—	5,663	5,179,788
Series 2005-67, Class Z, 4.72%, 8/16/45 (a)	6,962	6,853,137	—	—	6,962	6,853,137
Series 2005-59, Class ZA, 4.96%, 3/16/46 (a)	11,133	11,293,081	—	—	11,133	11,293,081

		41,198,028		16,458,678		57,656,706

Federal Deposit Insurance Corporation Guaranteed - 0.7%
Citigroup Funding, Inc., 2.13%, 7/12/12 (f)	—	—	2,390	2,456,633	2,390	2,456,633
General Electric Capital Corp.:
2.00%, 9/28/12 (f)	6,450	6,627,594	—	—	6,450	6,627,594
2.13%, 12/21/12 (f)	1,805	1,862,473	—	—	1,805	1,862,473

		8,490,067		2,456,633		10,946,700

Interest Only Collateralized Mortgage Obligations - 5.0%
Fannie Mae:
Series 2008-57, Class SE, 5.74%, 2/25/37 (a)	—	—	12,781	1,260,201	12,781	1,260,201
Series 2007-17, Class SI, 6.14%, 3/25/37 (a)	29,743	3,337,259	14,637	1,642,275	44,380	4,979,534
Series 2009-17, Class QS, 6.39%, 3/25/39 (a)	—	—	11,018	1,084,994	11,018	1,084,994
Series 2010-35, Class KS, 6.24%, 4/25/40 (a)	81,471	10,230,758	40,581	5,095,976	122,052	15,326,734
Series 2010-64, Class SM, 6.24%, 6/25/40 (a)	33,520	4,309,468	16,595	2,133,520	50,115	6,442,988
Freddie Mac, Series 1220, Class B, 11.58%, 2/15/22 (a)	1	17,234	—	—	1	17,234
Ginnie Mae:
Series 2006-49, Class SA, 6.20%, 2/20/36 (a)	12,593	1,183,166	5,986	562,402	18,579	1,745,568
Series 2009-106, Class SL, 5.84%, 4/20/36 (a)	25,026	3,333,490	8,518	1,134,646	33,544	4,468,136
Series 2007-7, Class JI, 5.94%, 2/20/37 (a)	21,441	2,857,917	10,405	1,386,830	31,846	4,244,747
Series 2007-23, Class ST, 5.94%, 4/20/37 (a)	10,866	1,135,637	5,180	541,388	16,046	1,677,025
Series 2007-36, Class SG, 6.21%, 6/20/37 (a)	25,510	2,893,164	12,588	1,427,631	38,098	4,320,795
Series 2007-59, Class SC, 6.24%, 7/20/37 (a)	—	—	16,278	1,897,410	16,278	1,897,410
Series 2008-60, Class LS, 6.14%, 1/20/38 (a)	—	—	13,441	1,139,121	13,441	1,139,121
Series 2008-1, Class AS, 6.24%, 1/20/38 (a)	15,979	1,656,860	8,023	831,937	24,002	2,488,797
Series 2008-6, Class SD, 6.20%, 2/20/38 (a)	—	—	10,113	1,064,392	10,113	1,064,392
Series 2008-15, Class CI, 6.23%, 2/20/38 (a)	—	—	7,584	847,260	7,584	847,260
Series 2008-27, Class SI, 6.21%, 3/20/38 (a)	—	—	5,319	524,754	5,319	524,754
Series 2008-36, Class SA, 7.44%, 4/20/38 (a)	—	—	6,201	860,061	6,201	860,061
Series 2008-53, Class CS, 5.94%, 6/20/38 (a)	—	—	11,717	1,170,631	11,717	1,170,631
Series 2009-92, Class SC, 5.94%, 10/16/39 (a)	30,493	3,135,982	14,864	1,528,702	45,357	4,664,684
Series 2009-110, Class CS, 6.13%, 11/16/39 (a)	38,345	3,753,533	18,928	1,852,837	57,273	5,606,370
Series 2004-10, 0.81%, 1/16/44 (a)	49,603	1,108,198	—	—	49,603	1,108,198
Series 2004-77, 0.51%, 9/16/44 (a)	104,716	2,255,547	—	—	104,716	2,255,547
Series 2005-9, 0.72%, 1/16/45 (a)	97,478	3,120,821	—	—	97,478	3,120,821
Series 2005-50, 0.91%, 6/16/45 (a)	26,892	1,017,697	—	—	26,892	1,017,697
Series 2006-15, 0.80%, 4/16/46 (a)	126,833	4,220,861	—	—	126,833	4,220,861
Series 2006-30, 0.77%, 5/16/46 (a)	47,105	1,824,107	—	—	47,105	1,824,107

		51,391,699		27,986,968		79,378,667

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	BlackRock Government Income Portfolio		BlackRock Intermediate Government Bond Portfolio		BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
U.S. Government Sponsored Agency Securities	Par (000)	Value	Par (000)	Value	Par (000)	Value
Mortgage-Backed Securities - 309.4%
Fannie Mae Mortgage-Backed Securities:
5.01%, 1/01/12	$—	$—	$8,695	$8,997,813	$8,695	$8,997,813
4.00%, 1/01/25 - 10/01/40 (g)	—	—	348,043	358,795,300	348,043	358,795,300
4.00%, 6/01/25 - 10/01/40 (g)	707,384	728,376,088	—	—	707,384	728,376,088
4.50%, 10/01/25 - 10/01/40 (g)	262,500	273,275,594	205,500	213,739,250	468,000	487,014,844
5.00%, 10/01/25 - 10/01/40 (g)	350,236	370,809,790	184,745	195,527,749	534,981	566,337,539
6.00%, 5/01/33 - 10/01/40 (g)	1,192,402	1,281,259,120	—	—	1,192,402	1,281,259,120
5.50%, 10/01/34 - 10/01/40 (g)	—	—	142,714	151,952,965	142,714	151,952,965
5.50%, 3/01/35 - 10/01/40 (g)	314,204	334,567,443	—	—	314,204	334,567,443
6.00%, 4/01/35 - 10/01/40 (g)	—	—	596,713	641,144,509	596,713	641,144,509
3.29%, 11/01/35 (a)	15,122	15,917,677	7,435	7,825,484	22,557	23,743,161
3.50%, 10/01/40 (g)	9,900	9,971,156	12,900	12,992,719	22,800	22,963,875
6.50%, 10/01/40 (g)	23,500	25,622,344	6,100	6,650,906	29,600	32,273,250
Freddie Mac Mortgage-Backed Securities:
13.00%, 4/01/14 (b)	—	183	—	—	—	183
4.00%, 4/01/25 - 10/01/25 (g)	—	—	20,587	21,534,811	20,587	21,534,811
4.00%, 5/01/25 - 10/01/25 (g)	57,603	60,228,272	—	—	57,603	60,228,272
Ginnie Mae Mortgage-Backed Securities:
7.00%, 6/15/23 - 3/15/24	1	592	—	—	1	592
3.00%, 9/15/35	98	103,609	—	—	98	103,609
4.00%, 10/01/40 (g)	16,500	17,056,875	8,200	8,476,750	24,700	25,533,625
4.50%, 10/01/40 (g)	21,600	22,734,000	12,500	13,156,250	34,100	35,890,250
5.00%, 10/01/40 (g)	27,300	29,065,969	14,600	15,520,575	41,900	44,586,544
5.50%, 10/01/40 (g)	16,900	18,162,219	14,500	15,679,218	31,400	33,841,437
6.00%, 10/01/40 (g)	32,000	34,680,000	14,200	15,389,250	46,200	50,069,250
6.50%, 10/01/40 (g)	—	—	4,700	5,167,063	4,700	5,167,063

		3,221,830,931		1,692,550,612		4,914,381,543

Total U.S. Government Sponsored Agency Securities - 322.8%		3,351,314,559		1,775,366,062		5,126,680,621

U.S. Treasury Obligations
U.S. Treasury Bonds:
7.25%, 5/15/16 - 8/15/22 (e)	—	—	3,820	5,302,927	3,820	5,302,927
8.75%, 8/15/20 (e)(f)	—	—	12,115	18,721,455	12,115	18,721,455
8.13%, 5/15/21	—	—	2,300	3,472,282	2,300	3,472,282
8.00%, 11/15/21 (e)(f)	—	—	1,850	2,790,320	1,850	2,790,320
7.25%, 8/15/22	4,335	6,285,074	—	—	4,335	6,285,074
6.25%, 8/15/23	—	—	1,400	1,896,125	1,400	1,896,125
7.63%, 2/15/25	—	—	1,900	2,916,796	1,900	2,916,796
6.13%, 11/15/27	—	—	3,100	4,280,421	3,100	4,280,421
5.38%, 2/15/31	—	—	750	965,625	750	965,625
4.50%, 2/15/36	—	—	2,900	3,334,548	2,900	3,334,548
3.50%, 2/15/39	—	—	5,850	5,659,875	5,850	5,659,875
4.38%, 11/15/39 - 5/15/40	—	—	5,710	6,407,613	5,710	6,407,613
4.38%, 5/15/40	1,200	1,347,756	—	—	1,200	1,347,756
3.88%, 8/15/40	40,220	41,577,425	4,795	4,956,831	45,015	46,534,256

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	BlackRock Government Income Portfolio		BlackRock Intermediate Government Bond Portfolio		BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
U.S. Government Sponsored Agency Securities	Par (000)	Value	Par (000)	Value	Par (000)	Value
U.S. Treasury Obligations (concluded)
U.S. Treasury Bonds:
0.38%, 8/31/12 - 9/30/12 (h)	$108,510	$108,403,263	$—	$—	$108,510	$108,403,263
1.38%, 1/15/13 - 5/15/13 (g)	—	—	16,830	17,169,154	16,830	17,169,154
3.38%, 6/30/13 - 11/15/19	—	—	6,170	6,645,245	6,170	6,645,245
1.00%, 7/15/13	—	—	5,000	5,054,688	5,000	5,054,688
0.75%, 9/15/13	87,850	88,138,236	—	—	87,850	88,138,236
2.38%, 8/31/14 - 7/31/17 (g)	—	—	20,200	21,280,833	20,200	21,280,833
4.25%, 11/15/14 - 8/15/15	—	—	12,000	13,658,456	12,000	13,658,456
2.50%, 4/30/15 (g)	—	—	5,415	5,740,745	5,415	5,740,745
1.25%, 9/30/15 (h)	127,675	127,475,572	11,090	11,072,677	138,765	138,548,249
5.13%, 5/15/16	—	—	1,100	1,317,250	1,100	1,317,250
4.88%, 8/15/16	—	—	4,800	5,698,123	4,800	5,698,123
2.75%, 11/30/16 - 2/15/19	—	—	15,625	16,432,950	15,625	16,432,950
3.13%, 4/30/17	—	—	2,500	2,705,272	2,500	2,705,272
4.75%, 8/15/17	—	—	2,100	2,493,259	2,100	2,493,259
1.88%, 8/31/17	64,810	64,754,328	—	—	64,810	64,754,328
2.63%, 8/15/20 (f)(h)	178,984	180,661,975	40,605	40,985,672	219,589	221,647,647

Total U.S. Treasury Obligations - 52.2%		618,643,629		210,959,142		829,602,771

Total Long-Term Investments (Cost - $6,017,851,488) - 380.5%		4,013,310,041		2,031,008,244		6,044,318,285

Options Purchased	Contracts		Contracts		Contracts
Exchange-Traded Call Options Purchased
U.S. Treasury Notes (5 Year), Strike Price USD 121, Expires 11/26/10	60	37,969	30	18,984	90	56,953

Exchange-Traded Put Options Purchased
1-year Euro-Dollar Futures, Strike Price USD 97.75, Expires 12/13/10	879	5,494	440	2,750	1,319	8,244
U.S. Treasury Notes (5 Year), Strike Price USD 117, Expires 11/26/10	60	2,344	30	1,172	90	3,516

		7,838		3,922		11,760

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	BlackRock Government Income Portfolio		BlackRock Intermediate Government Bond Portfolio		BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Over-the-Counter Call Swaptions Purchased	Notional Amount (000)	Value	Notional Amount (000)	Value	Notional Amount (000)	Value
Receive a fixed rate of 3.000% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker, UBS AG	$14,000	$559,421	$6,800	$271,719	$20,800	$831,140
Receive a fixed rate of 3.340% and pay a floating rate based on 3-month LIBOR, Expires 8/17/12, Broker, Citibank, N.A.	—	—	25,000	1,341,599	25,000	1,341,599
Receive a fixed rate of 3.650% and pay a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, Credit Suisse International	26,100	2,177,454	—	—	26,100	2,177,454
Receive a fixed rate of 3.700% and pay a floating rate based on 3-month LIBOR, Expires 11/08/10, Broker, BNP Paribas	41,600	4,097,144	20,000	1,969,781	61,600	6,066,925
Receive a fixed rate of 3.790% and pay a floating rate based on 3-month LIBOR, Expires 7/02/12, Broker, Deutsche Bank AG	47,500	3,766,098	10,000	792,863	57,500	4,558,961
Receive a fixed rate of 3.805% and pay a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker, Citibank, N.A.	4,100	287,777	2,000	140,379	6,100	428,156
Receive a fixed rate of 3.853% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Morgan Stanley Capital Services, Inc.	13,400	1,111,431	6,600	547,421	20,000	1,658,852
Receive a fixed rate of 3.885% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Goldman Sachs Bank USA	11,900	1,010,868	5,900	501,187	17,800	1,512,055
Receive a fixed rate of 3.925% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker, Goldman Sachs Bank USA	17,000	1,482,764	8,500	741,382	25,500	2,224,146
Receive a fixed rate of 3.950% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Deutsche Bank AG	—	—	9,000	959,848	9,000	959,848
Receive a fixed rate of 4.005% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Goldman Sachs Bank USA	17,500	1,944,365	—	—	17,500	1,944,365
Receive a fixed rate of 4.035% and pay a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, Royal Bank of Scotland Plc	67,200	7,664,118	—	—	67,200	7,664,118
Receive a fixed rate of 4.040% and pay a floating rate based on 3-month LIBOR, Expires 5/06/11, Broker, Royal Bank of Scotland Plc	10,000	1,143,981	—	—	10,000	1,143,981
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.	6,700	812,342	3,300	400,109	10,000	1,212,451
Receive a fixed rate of 5.200% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.	26,900	3,629,554	—	—	26,900	3,629,554
Receive a fixed rate of 5.225% and pay a floating rate based on 3-month LIBOR, Expires 4/27/15, Broker, Deutsche Bank AG	5,300	723,191	—	—	5,300	723,191

Total Over-the-Counter Call Swaptions Purchased		30,410,508		7,666,288		38,076,796

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	BlackRock Government Income Portfolio		BlackRock Intermediate Government Bond Portfolio		BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Over-the-Counter Put Swaptions Purchased	Notional Amount (000)	Value	Notional Amount (000)	Value	Notional Amount (000)	Value
Pay a fixed rate 3.950% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Deutsche Bank AG	$—	$—	$9,000	$43,999	$9,000	$43,999
Pay a fixed rate of 2.015% and receive a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker, Bank of America, N.A.	16,200	5,958	8,100	2,979	24,300	8,937
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker, UBS AG	14,000	462,362	6,800	224,576	20,800	686,938
Pay a fixed rate of 3.340% and receive a floating rate based on 3-month LIBOR, Expires 8/17/12, Broker, Citibank, N.A.	—	—	25,000	1,174,099	25,000	1,174,099
Pay a fixed rate of 3.550% and receive a floating rate based on 3-month LIBOR, Expires 3/01/11, Broker, Credit Suisse International	13,800	66,943	6,800	32,986	20,600	99,929
Pay a fixed rate of 3.700% and receive a floating rate based on 3-month LIBOR, Expires 11/08/10, Broker, BNP Paribas	41,600	1,042	20,000	501	61,600	1,543
Pay a fixed rate of 3.790% and receive a floating rate based on 3-month LIBOR, Expires 7/02/12, Broker, Deutsche Bank AG	47,500	1,430,758	10,000	301,212	57,500	1,731,970
Pay a fixed rate of 3.805% and receive a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker, Citibank, N.A.	4,100	214,210	2,000	104,493	6,100	318,703
Pay a fixed rate of 3.853% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Morgan Stanley Capital Services, Inc.	13,400	387,494	6,600	190,855	20,000	578,349
Pay a fixed rate of 3.885% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Goldman Sachs Bank USA	11,900	334,749	5,900	165,968	17,800	500,717
Pay a fixed rate of 3.925% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker, Goldman Sachs Bank USA	17,000	468,640	8,500	234,320	25,500	702,960
Pay a fixed rate of 4.000% and receive a floating rate based on 3-month LIBOR, Expires 9/29/14, Broker, Royal Bank of Scotland Plc	20,000	1,194,447	10,000	597,223	30,000	1,791,670
Pay a fixed rate of 4.005% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Goldman Sachs Bank USA	17,500	77,896	—	—	17,500	77,896
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, Credit Suisse International	26,100	102,351	—	—	26,100	102,351
Pay a fixed rate of 4.035% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, Royal Bank of Scotland Plc	67,200	256,620	—	—	67,200	256,620
Pay a fixed rate of 4.040% and receive a floating rate based on 3-month LIBOR, Expires 5/06/11, Broker, Royal Bank of Scotland Plc	10,000	38,210	—	—	10,000	38,210
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.	6,700	104,564	3,300	51,502	10,000	156,066
Pay a fixed rate of 5.200% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.	26,900	949,250	—	—	26,900	949,250
Pay a fixed rate of 5.225% and receive a floating rate based on 3-month LIBOR, Expires 4/27/15, Broker, Deutsche Bank AG	5,300	184,606	—	—	5,300	184,606

Total Over-the-Counter Put Swaptions Purchased		6,280,100		3,124,713		9,404,813

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	BlackRock Government Income Portfolio		BlackRock Intermediate Government Bond Portfolio		BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
	Par (000)	Value	Par (000)	Value	Par (000)	Value
Total Options Purchased (Cost - $38,292,174) - 3.0%		$36,736,415		$10,813,907		$47,550,322

Total Investments Before TBA Sale Commitments and Options Written (Cost - $6,056,143,662*) - 383.5%		4,050,046,456		2,041,822,151		6,091,868,607

TBA Sale Commitments (g)
Fannie Mae Mortgage-Backed Securities:
4.00%, 10/01/25 - 10/01/40	$670,900	(690,650,885)	$324,300	(334,126,344)	$995,200	(1,024,777,229)
4.50%, 10/01/25 - 10/01/40	—	—	176,800	(183,922,188)	176,800	(183,922,188)
5.00%, 10/01/25 - 10/01/40	245,737	(258,796,217)	157,151	(165,467,361)	402,888	(424,263,578)
3.50%, 10/01/40	9,900	(9,971,156)	7,200	(7,251,750)	17,100	(17,222,906)
4.50%, 10/01/40	210,500	(219,018,906)	—	—	210,500	(219,018,906)
5.50%, 10/01/40	262,200	(278,585,019)	103,700	(110,204,262)	365,900	(388,789,281)
6.00%, 10/01/40	1,158,900	(1,244,287,287)	559,400	(600,664,818)	1,718,300	(1,844,952,105)
Freddie Mac Mortgage-Backed Securities, 4.00%, 10/01/25	50,400	(52,534,188)	20,000	(20,846,900)	70,400	(73,381,088)
Ginnie Mae Mortgage-Backed Securities:
5.00%, 10/01/40	27,300	(29,065,969)	8,600	(9,149,337)	35,900	(38,215,306)
5.50%, 10/01/40	—	—	7,000	(7,619,062)	7,000	(7,619,062)
6.00%, 10/01/40	16,000	(17,360,000)	7,100	(7,703,500)	23,100	(25,063,500)

Total TBA Sale Commitments (Proceeds - $4,249,550,382) - (267.4)%		(2,800,269,627)		(1,446,955,522)		(4,247,225,149)

Options Written	Notional Amount (000)		Notional Amount (000)		Notional Amount (000)
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 2.160% and receive a floating rate based on 3-month LIBOR, Expires 12/29/10, Broker, Deutsche Bank AG	17,300	(64,568)	8,500	(31,724)	25,800	(96,292)
Pay a fixed rate of 2.210% and receive a floating rate based on 3-month LIBOR, Expires 12/01/10, Broker, UBS AG	10,200	(27,732)	5,000	(13,594)	15,200	(41,326)
Pay a fixed rate of 2.210% and receive a floating rate based on 3-month LIBOR, Expires 12/08/10, Broker, Goldman Sachs Bank USA	10,100	(32,335)	4,900	(15,688)	15,000	(48,023)
Pay a fixed rate of 2.720% and receive a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Bank of America, N.A.	18,600	(360,015)	9,100	(176,137)	27,700	(536,152)
Pay a fixed rate of 3.075% and receive a floating rate based on 3-month LIBOR, Expires 9/14/11, Broker, Bank of America, N.A.	8,000	(351,402)	3,900	(171,309)	11,900	(522,711)
Pay a fixed rate of 3.140% and receive a floating rate based on 3-month LIBOR, Expires 9/13/11, Broker, UBS AG	16,000	(758,819)	—	—	16,000	(758,819)
Pay a fixed rate of 3.210% and receive a floating rate based on 3-month LIBOR, Expires 8/28/12, Broker, UBS AG	9,900	(470,172)	4,800	(227,962)	14,700	(698,134)

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	BlackRock Government Income Portfolio		BlackRock Intermediate Government Bond Portfolio		BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Options Written (continued)	Notional Amount (000)	Value	Notional Amount (000)	Value	Notional Amount (000)	Value
Pay a fixed rate of 3.230% and receive a floating rate based on 3-month LIBOR, Expires 9/03/13, Broker, Citibank, N.A.	$—	$—	$7,600	$(502,792)	$7,600	$(502,792)
Pay a fixed rate of 3.360% and receive a floating rate based on 3-month LIBOR, Expires 8/17/12, Broker, JPMorgan Chase Bank, N.A.	—	—	25,000	(1,366,190)	25,000	(1,366,190)
Pay a fixed rate of 3.405% and receive a floating rate based on 3-month LIBOR, Expires 12/23/10, Broker, Morgan Stanley Capital Services, Inc.	40,000	(2,770,495)	20,000	(1,385,247)	60,000	(4,155,742)
Pay a fixed rate of 3.760% and receive a floating rate based on 3-month LIBOR, Expires 7/23/12, Broker, JPMorgan Chase Bank, N.A.	12,500	(962,298)	—	—	12,500	(962,298)
Pay a fixed rate of 3.830% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker, Citibank, N.A.	7,000	(566,805)	5,500	(445,347)	12,500	(1,012,152)
Pay a fixed rate of 3.970% and receive a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker, Bank of America, N.A.	8,000	(348,751)	4,000	(174,376)	12,000	(523,127)
Pay a fixed rate of 4.025% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, JPMorgan Chase Bank, N.A.	67,200	(7,608,843)	—	—	67,200	(7,608,843)
Pay a fixed rate of 4.050% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Deutsche Bank AG	10,100	(971,445)	5,000	(480,913)	15,100	(1,452,358)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker, BNP Paribas	10,300	(1,190,769)	—	—	10,300	(1,190,769)
Pay a fixed rate of 4.063% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker, Royal Bank of Scotland Plc	19,700	(2,282,793)	—	—	19,700	(2,282,793)
Pay a fixed rate of 4.065% and receive a floating rate based on 3-month LIBOR, Expires 5/11/11, Broker, Bank of America, N.A.	16,800	(1,954,243)	8,200	(953,857)	25,000	(2,908,100)
Pay a fixed rate of 4.150% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Bank of America, N.A.	13,400	(1,377,125)	6,600	(678,285)	20,000	(2,055,410)
Pay a fixed rate of 4.210% and receive a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker, Goldman Sachs Bank USA	10,800	(539,117)	5,400	(269,558)	16,200	(808,675)
Pay a fixed rate of 4.310% and receive a floating rate based on 3-month LIBOR, Expires 2/14/11, Broker, JPMorgan Chase Bank, N.A.	20,000	(2,877,373)	—	—	20,000	(2,877,373)
Pay a fixed rate of 4.315% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker, Royal Bank of Scotland Plc	6,100	(617,222)	2,800	(283,315)	8,900	(900,537)
Pay a fixed rate of 4.325% and receive a floating rate based on 3-month LIBOR, Expires 4/15/11, Broker, Deutsche Bank AG	30,000	(4,196,778)	—	—	30,000	(4,196,778)
Pay a fixed rate of 4.490% and receive a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker, Deutsche Bank AG	13,100	(1,801,238)	—	—	13,100	(1,801,238)

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	BlackRock Government Income Portfolio		BlackRock Intermediate Government Bond Portfolio		BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Options Written (concluded)	Notional Amount (000)	Value	Notional Amount (000)	Value	Notional Amount (000)	Value
Pay a fixed rate of 4.755% and receive a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker, JPMorgan Chase Bank, N.A.	$9,200	$(932,697)	$4,500	$(456,210)	$13,700	$(1,388,907)
Pay a fixed rate of 4.890% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG	9,600	(1,149,047)	—	—	9,600	(1,149,047)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG	14,800	(2,113,317)	—	—	14,800	(2,113,317)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.	17,700	(2,616,833)	8,600	(1,271,455)	26,300	(3,888,288)
Pay a fixed rate of 5.010% and receive a floating rate based on 3-month LIBOR, Expires 1/07/13, Broker, Deutsche Bank AG	16,600	(2,554,709)	—	—	16,600	(2,554,709)

		(41,496,941)		(8,903,959)		(50,400,900)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 1.960% and pay a floating rate based on 3-month LIBOR, Expires 11/30/10, Broker, Deutsche Bank AG	16,800	(23,354)	8,200	(11,399)	25,000	(34,753)
Receive a fixed rate of 2.008% and pay a floating rate based on 3-month LIBOR, Expires 12/15/10, Broker, Bank of America, N.A.	15,200	(30,275)	7,400	(14,739)	22,600	(45,014)
Receive a fixed rate of 2.100% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.	43,600	(10)	21,400	(5)	65,000	(15)
Receive a fixed rate of 2.315% and pay a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker, Bank of America, N.A.	16,200	(640)	8,100	(320)	24,300	(960)
Receive a fixed rate of 2.720% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Bank of America, N.A.	18,600	(221,349)	9,100	(108,294)	27,700	(329,643)
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, Expires 1/05/11, Broker, Bank of America, N.A.	100,000	(68)	50,000	(34)	150,000	(102)
Receive a fixed rate of 3.075% and pay a floating rate based on 3-month LIBOR, Expires 9/14/11, Broker, Bank of America, N.A.	8,000	(249,583)	3,900	(121,672)	11,900	(371,255)
Receive a fixed rate of 3.140% and pay floating rate based on 3-month LIBOR, Expires 9/13/11, Broker, UBS AG	16,000	(462,051)	—	—	16,000	(462,051)
Receive a fixed rate of 3.160% and pay a floating rate based on 3-month LIBOR, Expires 12/29/10, Broker, Deutsche Bank AG	17,300	(88,018)	8,500	(43,246)	25,800	(131,264)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 12/01/10, Broker, UBS AG	10,200	(19,899)	5,000	(9,754)	15,200	(29,653)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 12/08/10, Broker, Goldman Sachs Bank USA	10,100	(25,640)	4,900	(12,439)	15,000	(38,079)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 8/28/12, Broker, UBS AG	9,900	(520,153)	4,800	(252,196)	14,700	(772,349)

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	BlackRock Government Income Portfolio		BlackRock Intermediate Government Bond Portfolio		BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Options Written (continued)	Notional Amount (000)	Value	Notional Amount (000)	Value	Notional Amount (000)	Value
Receive a fixed rate of 3.230% and pay a floating rate based on 3-month LIBOR, Expires 9/03/13, Broker, Citibank, N.A.	$—	$—	$7,600	$(471,311)	$7,600	$(471,311)
Receive a fixed rate of 3.318% and pay a floating rate based on 3-month LIBOR, Expires 10/29/10, Broker, JPMorgan Chase Bank, N.A.	13,900	(1,490)	6,900	(740)	20,800	(2,230)
Receive a fixed rate of 3.360% and pay a floating rate based on 3-month LIBOR, Expires 8/17/12, Broker, JPMorgan Chase Bank, N.A.	—	—	25,000	(1,155,893)	25,000	(1,155,893)
Receive a fixed rate of 3.405% and pay a floating rate based on 3-month LIBOR, Expires 12/23/10, Broker, Morgan Stanley Capital Services, Inc.	40,000	(87,023)	20,000	(43,511)	60,000	(130,534)
Receive a fixed rate of 3.760% and pay a floating rate based on 3-month LIBOR, Expires 7/23/12, Broker, JPMorgan Chase Bank, N.A.	12,500	(401,004)	—	—	12,500	(401,004)
Receive a fixed rate of 3.830% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker, Citibank, N.A.	7,000	(214,568)	5,500	(168,589)	12,500	(383,157)
Receive a fixed rate of 3.970% and pay a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker, Bank of America, N.A.	8,000	(279,916)	4,000	(139,958)	12,000	(419,874)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 8/13/12, Broker, Morgan Stanley Capital Services, Inc.	22,800	(622,981)	11,300	(308,758)	34,100	(931,739)
Receive a fixed rate of 4.025% and pay floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, JPMorgan Chase Bank, N.A.	67,200	(261,202)	—	—	67,200	(261,202)
Receive a fixed rate of 4.050% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Deutsche Bank AG	10,100	(235,919)	5,000	(116,792)	15,100	(352,711)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker, BNP Paribas	10,300	(40,765)	—	—	10,300	(40,765)
Receive a fixed rate of 4.063% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker, Royal Bank of Scotland Plc	19,700	(76,929)	—	—	19,700	(76,929)
Receive a fixed rate of 4.065% and pay a floating rate based on 3-month LIBOR, Expires 5/11/11, Broker, Bank of America, N.A.	16,800	(64,252)	8,200	(31,361)	25,000	(95,613)
Receive a fixed rate of 4.150% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Bank of America, N.A.	13,400	(287,131)	6,600	(141,423)	20,000	(428,554)
Receive a fixed rate of 4.210% and pay a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker, Goldman Sachs Bank USA	10,800	(336,029)	5,400	(168,014)	16,200	(504,043)
Receive a fixed rate of 4.310% and pay a floating rate based on 3-month LIBOR, Expires 2/14/11, Broker, JPMorgan Chase Bank, N.A.	20,000	(12,586)	—	—	20,000	(12,586)
Receive a fixed rate of 4.315% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker, Royal Bank of Scotland Plc	6,100	(204,872)	2,800	(94,040)	8,900	(298,912)
Receive a fixed rate of 4.325% and pay a floating rate based on 3-month LIBOR, Expires 4/15/11, Broker, Deutsche Bank AG	30,000	(52,660)	—	—	30,000	(52,660)

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	BlackRock Government Income Portfolio		BlackRock Intermediate Government Bond Portfolio		BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Options Written (concluded)	Notional Amount (000)	Value	Notional Amount (000)	Value	Notional Amount (000)	Value
Receive a fixed rate of 4.463% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker, Bank of America, N.A.	$16,700	$(459,784)	$8,300	$(228,515)	$25,000	$(688,299)
Receive a fixed rate of 4.468% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker, JPMorgan Chase Bank, N.A.	22,200	(609,754)	11,100	(304,877)	33,300	(914,631)
Receive a fixed rate of 4.490% and pay a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker, Deutsche Bank AG	13,100	(108,433)	—	—	13,100	(108,433)
Receive a fixed rate of 4.755% and pay a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker, JPMorgan Chase Bank, N.A.	9,200	(494,044)	4,500	(241,652)	13,700	(735,696)
Receive a fixed rate of 4.890% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG	9,600	(366,658)	—	—	9,600	(366,658)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG	14,800	(297,276)	—	—	14,800	(297,276)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.	17,700	(358,955)	8,600	(174,408)	26,300	(533,363)
Receive a fixed rate of 5.010% and pay a floating rate based on 3-month LIBOR, Expires 1/07/13, Broker, Deutsche Bank AG	16,600	(278,093)	—	—	16,600	(278,093)

		(7,793,364)		(4,363,940)		(12,157,304)

Total Options Written (Premiums Received - $50,067,814) - (3.9)%		(49,290,305)		(13,267,899)		(62,558,204)

Total Investments Net of TBA Sale Commitments and Options Written - 112.2%		1,200,486,524		581,598,730		1,782,085,254
Liabilities in Excess of Other Assets - (12.2)%		(127,980,325)		(58,907,722)		(193,675,879	)(i)

Net Assets - 100.0%		$1,072,506,199		$522,691,008		$1,588,409,375

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$6,060,488,526

Gross unrealized appreciation	$55,467,808
Gross unrealized depreciation	(24,087,727)

Net unrealized appreciation	$31,380,081

(a)	Variable rate security. Rate shown is as of report date.
(b)	Par is less than $500.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(e)	All or a portion of security pledged as collateral in connection with open financial futures contracts.
(f)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

(g)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

	BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(17,394,749)	$116,485
Barclays Bank Plc	28,304,237	(88,732)
BNP Paribas	(36,972,594)	182,117
Citibank, N.A.	96,087,594	122,230
Credit Suisse International	(1,596,197,943)	(2,062,333)
Deutsche Bank AG	(121,996,688)	967,316
Goldman Sachs Bank USA	833,748,239	3,117,036
Greenwich Capital Markets	78,606,094	(119,250)
JPMorgan Chase Bank, N.A.	200,380,125	39,282
Morgan Stanley Capital Services, Inc.	17,108,767	232,552
Nomura Securities International, Inc.	116,300,509	381,564
RBC Dain Rauscher, Inc.	54,122,031	(155,070)
UBS AG	11,487,349	(102,260)
Weeden & Co., Inc.	282,409,961	640,594
Wells Fargo & Co.	29,986,713	33,338
(h)	All or a portion of security pledged as collateral for reverse repurchase agreements.
(i)	Reflects the distribution of undistributed net investment income of $6,675,312 attributable to BlackRock Government Income Portfolio and $112,520 reorganization cost attributable to BlackRock Intermediate Government Bond Portfolio.

Investments in companies considered to be an affiliate of the Funds during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Affiliate	Shares Held at September 30, 2009	Net Activity	Shares Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	17,444,097	(17,444,097)	—	$1,114	$81,447

Reverse repurchase agreements outstanding as of September 30, 2010 were as follows:

BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Credit Suisse International	0.24%	8/18/2010	Open	$11,515,252	$11,511,875
Credit Suisse International	0.24%	8/18/2010	Open	12,126,243	12,122,688
Bank of America, N.A.	0.10%	9/8/2010	Open	5,747,036	5,746,669
Barclays Bank Plc	0.24%	9/17/2010	Open	14,512,697	14,511,342
Barclays Bank Plc	0.17%	9/22/2010	Open	16,100,684	16,100,000
Barclays Bank Plc	0.13%	9/29/2010	Open	5,992,543	5,992,500
Barclays Bank Plc	0.19%	9/30/2010	Open	201,218,562	201,217,500
Credit Suisse International	0.40%	9/30/2010	10/1/2010	36,907,910	36,907,500

Total					$304,110,074

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

Foreign currency exchange contracts as of September 30, 2010 were as follows:

BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF 10,440,425	EUR 8,005,000	Citibank, N.A.	10/14/2010	$(285,558)
CHF 2,591,216	EUR 1,955,000	Goldman Sachs Bank USA	10/14/2010	(27,572)
CHF 2,513,827	EUR 1,955,000	Royal Bank of Scotland Plc	10/14/2010	(106,337)
EUR 1,955,000	CHF 2,513,895	Goldman Sachs Bank USA	10/14/2010	106,268
EUR 8,005,000	CHF 10,508,684	Goldman Sachs Bank USA	10/14/2010	216,085
EUR 1,955,000	CHF 2,552,370	Royal Bank of Scotland Plc	10/14/2010	67,109
EUR 3,920,000	USD 5,122,429	Citibank, N.A.	10/14/2010	220,979
EUR 4,370,000	USD 5,579,573	Goldman Sachs Bank USA	10/14/2010	377,237
EUR 3,920,000	USD 5,114,229	Royal Bank of Scotland Plc	10/14/2010	229,179
EUR 945,000	USD 1,202,550	UBS AG	10/14/2010	85,593
JPY 326,412,116	USD 3,905,000	BNP Paribas	10/14/2010	5,545
JPY 441,933,740	USD 5,240,000	BNP Paribas	10/14/2010	54,539
JPY 330,601,375	USD 3,890,000	BNP Paribas	10/14/2010	70,734
JPY 38,150,000	USD 452,783	Citibank, N.A.	10/14/2010	4,269
JPY 333,115,605	USD 3,915,000	Citibank, N.A.	10/14/2010	75,855
JPY 440,291,250	USD 5,250,000	Credit Agricole SA	10/14/2010	24,861
JPY 438,500,982	USD 5,230,000	Morgan Stanley Capital Services, Inc.	10/14/2010	23,413
JPY 6,701,040	USD 80,000	Royal Bank of Scotland Plc	10/14/2010	281
JPY 337,680,165	USD 3,945,000	Royal Bank of Scotland Plc	10/14/2010	100,540
USD 5,100,665	EUR 3,920,000	Citibank, N.A.	10/14/2010	(242,743)
USD 5,125,879	EUR 3,920,000	Citibank, N.A.	10/14/2010	(217,529)
USD 2,796,593	EUR 2,185,000	Citibank, N.A.	10/14/2010	(181,812)
USD 2,804,011	EUR 2,185,000	Goldman Sachs Bank USA	10/14/2010	(174,394)
USD 2,620,000	JPY 220,731,070	BNP Paribas	10/14/2010	(24,444)
USD 5,280,000	JPY 442,691,040	BNP Paribas	10/14/2010	(23,612)
USD 2,620,000	JPY 221,340,220	Citibank, N.A.	10/14/2010	(31,742)
USD 5,230,000	JPY 440,360,770	Deutsche Bank AG	10/14/2010	(45,694)
USD 5,280,000	JPY 442,065,360	Deutsche Bank AG	10/14/2010	(16,116)
USD 2,620,000	JPY 221,080,840	Goldman Sachs Bank USA	10/14/2010	(28,635)
USD 2,605,000	JPY 219,888,050	Royal Bank of Scotland Plc	10/14/2010	(29,345)
USD 5,200,000	JPY 438,414,860	UBS AG	10/14/2010	(52,381)
CAD 550,000	MXN 6,842,825	JPMorgan Chase Bank, N.A.	10/19/2010	(7,883)
MXN 13,131,578	ZAR 7,330,000	Citibank, N.A.	10/19/2010	(7,840)
ZAR 3,727,000	MXN 6,691,456	JPMorgan Chase Bank, N.A.	10/19/2010	2,830
ZAR 3,552,000	MXN 6,327,888	JPMorgan Chase Bank, N.A.	10/19/2010	6,609
CNY 1,384,000	USD 206,860	HSBC Securities, Inc.	10/27/2010	(8)
CNY 102,135,789	USD 15,095,000	HSBC Securities, Inc.	10/27/2010	170,223
USD 7,575,037	CNY 51,586,000	HSBC Securities, Inc.	10/27/2010	(135,011)
USD 1,142,249	EUR 887,000	UBS AG	10/27/2010	(66,720)
EUR 1,095,000	USD 1,457,817	UBS AG	11/10/2010	34,473
EUR 5,949,000	USD 8,068,343	UBS AG	11/10/2010	39,085
USD 6,176,890	EUR 4,581,450	Deutsche Bank AG	11/10/2010	(66,812)
CZK 22,535,000	EUR 907,002	UBS AG	11/15/2010	11,860
CZK 10,076,245	NOK 3,267,000	UBS AG	11/15/2010	3,878
CZK 12,190,684	SEK 4,610,000	JPMorgan Chase Bank, N.A.	11/15/2010	(8,006)
EUR 988,794	GBP 813,000	Royal Bank of Scotland Plc	11/15/2010	70,784
GBP 815,000	CZK 24,576,284	Deutsche Bank AG	11/15/2010	(81,078)
NOK 7,380,000	CZK 22,901,616	UBS AG	11/15/2010	(16,505)
SEK 9,045,000	CZK 23,668,857	Deutsche Bank AG	11/15/2010	29,537
JPY 105,785,000	KRW 1,510,080,875	HSBC Securities, Inc.	11/22/2010	(53,451)
KRW 849,929,000	JPY 61,842,252	HSBC Securities, Inc.	11/22/2010	2,488
KRW 1,246,422,000	JPY 90,786,868	HSBC Securities, Inc.	11/22/2010	2,508

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW 969,361,000	JPY 70,243,550	HSBC Securities, Inc.	11/22/2010	$6,298
USD 1,059,041	JPY 90,895,068	Citibank, N.A.	11/22/2010	(30,348)
EUR 307,750	HUF 88,350,132	Deutsche Bank AG	11/29/2010	(12,986)
EUR 237,475	HUF 66,268,000	Deutsche Bank AG	11/29/2010	(689)
EUR 525,359	HUF 150,595,000	Royal Bank of Scotland Plc	11/29/2010	(21,057)
HUF 305,832,348	PLN 4,276,000	UBS AG	11/29/2010	32,522
PLN 932,000	EUR 234,697	UBS AG	11/29/2010	(700)
PLN 3,338,000	EUR 832,238	UBS AG	11/29/2010	8,857
USD 781,000	ZAR 5,498,396	Citibank, N.A.	11/29/2010	(50)
MXN 15,607,993	CAD 1,250,000	Deutsche Bank AG	12/22/2010	16,536
NZD 519,317	USD 380,000	HSBC Securities, Inc.	1/11/2011	(2,190)
USD 380,000	IDR 3,416,960,000	HSBC Securities, Inc.	1/11/2011	—
USD 245,000	UAH 1,996,750	HSBC Securities, Inc.	1/27/2011	(1,646)
USD 120,000	UAH 978,000	HSBC Securities, Inc.	1/27/2011	(806)
USD 120,000	UAH 971,400	HSBC Securities, Inc.	1/27/2011	9
EUR 1,393,873	CHF 1,845,000	UBS AG	2/17/2011	17,730
CNY 25,793,000	USD 3,834,820	HSBC Securities, Inc.	7/27/2011	52,477
USD 7,546,979	CNY 50,563,250	HSBC Securities, Inc.	7/27/2011	(73,476)
USD 104,769	CNY 692,000	HSBC Securities, Inc.	7/27/2011	477

Total				$96,492

Financial futures contracts purchased as of September 30, 2010 were as follows:

BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
47	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2010	$10,315,766	$2,184
249	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2010	$30,095,930	(1,907)
1,956	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2010	$246,547,687	(202,762)
33	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2010	$4,412,719	23,359
9	Ultra Treasury Bonds	Chicago Board Options	December 2010	$1,271,531	29,806

Total					$(149,320)

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

Financial futures contracts sold as of September 30, 2010 were as follows:

BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
31	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2010	$6,804,016	$18
38	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2010	$4,592,953	(287)
229	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2010	$30,621,594	(326,164)
166	Ultra Treasury Bonds	Chicago Board Options	December 2010	$23,452,688	430,354
537	Euro Dollar Futures	Chicago Mercantile	December 2010	$133,766,700	(89,266)
491	Euro Dollar Futures	Chicago Mercantile	March 2011	$122,246,725	(95,454)
458	Euro Dollar Futures	Chicago Mercantile	June 2011	$113,944,675	(178,850)
485	Euro Dollar Futures	Chicago Mercantile	September 2011	$120,546,750	(406,165)
403	Euro Dollar Futures	Chicago Mercantile	December 2011	$100,044,750	(315,317)
196	Euro Dollar Futures	Chicago Mercantile	March 2012	$48,590,849	(72,558)
134	Euro Dollar Futures	Chicago Mercantile	June 2012	$33,170,024	(84,216)
117	Euro Dollar Futures	Chicago Mercantile	September 2012	$28,918,012	(85,569)
107	Euro Dollar Futures	Chicago Mercantile	December 2012	$26,399,575	(89,347)
107	Euro Dollar Futures	Chicago Mercantile	March 2013	$26,355,438	(91,296)
37	Euro Dollar Futures	Chicago Mercantile	June 2013	$9,095,988	(17,306)
17	Euro Dollar Futures	Chicago Mercantile	September 2013	$4,171,163	(4,219)

Total					$(1,425,642)

Interest rate swaps outstanding as of September 30, 2010 were as follows:

BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount USD (000)	Unrealized Appreciation (Depreciation)
1.26%(a)	3-month LIBOR	Deutsche Bank AG	May 2012	9,400	$151,463
1.00%(a)	3-month LIBOR	Deutsche Bank AG	July 2012	10,400	94,276
1.26%(a)	3-month LIBOR	Deutsche Bank AG	May 2012	19,200	313,312
1.00%(a)	3-month LIBOR	Deutsche Bank AG	July 2012	20,900	189,459
0.81%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2012	2,500	(12,694)
1.33%(a)	3-month LIBOR	Deutsche Bank AG	July 2013	30,200	486,976
1.67%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	May 2013	4,700	138,174
1.33%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	July 2013	15,100	243,488
2.56%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2015	14,200	(779,372)
1.96%(a)	3-month LIBOR	Royal Bank of Scotland Plc	July 2015	20,500	549,967
1.69%(b)	3-month LIBOR	Royal Bank of Scotland Plc	August 2015	3,200	(38,049)
1.64%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2015	12,900	(123,473)
1.64%(b)	3-month LIBOR	Goldman Sachs Bank USA	August 2015	6,300	58,179
1.62%(b)	3-month LIBOR	Deutsche Bank AG	August 2015	12,500	(102,301)
1.62%(b)	3-month LIBOR	Goldman Sachs Bank USA	August 2015	17,800	(146,978)
1.71%(b)	3-month LIBOR	UBS AG	August 2015	40,000	(550,389)
1.64%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2015	26,200	(250,774)
1.62%(b)	3-month LIBOR	Deutsche Bank AG	August 2015	25,400	(207,876)
1.58%(a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2015	5,000	27,990
1.71%(b)	3-month LIBOR	Citibank, N.A.	September 2015	14,025	(153,879)
1.69%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2015	500	4,726
1.52%(a)	3-month LIBOR	Deutsche Bank AG	September 2015	11,650	4,592
1.57%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	September 2015	6,000	31,398
1.71%(b)	3-month LIBOR	Citibank, N.A.	September 2015	28,650	(314,341)
1.70%(b)	3-month LIBOR	Goldman Sachs Bank USA	September 2015	19,500	(209,111)
1.69%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2015	29,600	279,756
2.79%(b)	3-month LIBOR	Deutsche Bank AG	June 2017	4,100	(238,311)

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount USD (000)	Unrealized Appreciation (Depreciation)
2.79%(b)	3-month LIBOR	Deutsche Bank AG	June 2017	$8,200	$(477,019)
2.13%(b)	3-month LIBOR	Barclays Bank Plc	August 2017	2,900	(24,069)
2.13%(b)	3-month LIBOR	Barclays Bank Plc	August 2017	5,900	(48,969)
3.54%(b)	3-month LIBOR	Deutsche Bank AG	May 2020	2,000	206,233
3.51%(b)	3-month LIBOR	BNP Paribas	May 2020	3,200	(318,605)
3.16%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	3,200	(215,211)
3.25%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	May 2020	3,000	(226,288)
3.16%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	6,600	(442,655)
3.33%(b)	3-month LIBOR	Deutsche Bank AG	May 2020	4,400	(361,994)
3.35%(b)	3-month LIBOR	Deutsche Bank AG	June 2020	400	(33,196)
3.35%(b)	3-month LIBOR	Deutsche Bank AG	June 2020	6,000	(497,946)
4.80%(b)	3-month LIBOR	Citibank, N.A.	June 2020	4,400	(714,570)
3.02%(b)	3-month LIBOR	Deutsche Bank AG	July 2020	1,400	(69,196)
3.03%(b)	3-month LIBOR	Deutsche Bank AG	July 2020	2,300	(114,446)
3.08%(b)	3-month LIBOR	Deutsche Bank AG	July 2020	5,100	(272,784)
3.08%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	July 2020	6,700	356,169
2.99%(b)	3-month LIBOR	Citibank, N.A.	July 2020	3,000	(133,811)
3.03%(b)	3-month LIBOR	Deutsche Bank AG	July 2020	4,700	(233,868)
3.08%(b)	3-month LIBOR	Deutsche Bank AG	July 2020	10,100	(540,218)
2.99%(b)	3-month LIBOR	Citibank, N.A.	July 2020	6,100	(272,083)
2.88%(a)	3-month LIBOR	Bank of America, N.A.	August 2020	1,200	39,835
2.76%(b)	3-month LIBOR	Royal Bank of Scotland Plc	August 2020	1,900	(41,720)
2.72%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	8,000	143,402
2.61%(a)	3-month LIBOR	Barclays Bank Plc	August 2020	7,500	56,104
2.58%(a)	3-month LIBOR	Citibank, N.A.	August 2020	2,700	13,279
2.61%(a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2020	1,300	9,051
2.45%(b)	3-month LIBOR	Citibank, N.A.	August 2020	15,000	107,077
2.50%(b)	3-month LIBOR	Deutsche Bank AG	August 2020	16,100	52,647
2.92%(b)	3-month LIBOR	Barclays Bank Plc	August 2020	4,300	(158,699)
2.88%(a)	3-month LIBOR	Bank of America, N.A.	August 2020	2,400	79,671
2.68%(a)	3-month LIBOR	Citibank, N.A.	August 2020	4,200	60,216
2.57%(a)	3-month LIBOR	Deutsche Bank AG	August 2020	3,300	14,530
2.61%(a)	3-month LIBOR	Barclays Bank Plc	August 2020	15,200	113,702
2.65%(a)	3-month LIBOR	Goldman Sachs Bank USA	August 2020	7,000	81,808
2.58%(a)	3-month LIBOR	Citibank, N.A.	August 2020	5,500	27,050
2.61%(a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2020	15,000	104,435
2.47%(a)	3-month LIBOR	Citibank, N.A.	August 2020	2,500	(14,442)
2.50%(b)	3-month LIBOR	Deutsche Bank AG	August 2020	32,700	106,929
2.46%(a)	3-month LIBOR	Deutsche Bank AG	August 2020	2,500	(16,370)
2.53%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	3,300	(2,597)
2.63%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	8,100	(65,316)
2.57%(a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2020	15,000	44,431
2.56%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	5,800	(6,830)
2.77%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	2,700	(53,257)
2.70%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	2,900	(39,296)
2.68%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	3,800	(44,343)
2.80%(b)	3-month LIBOR	Royal Bank of Scotland Plc	September 2020	1,600	(35,031)
2.74%(b)	3-month LIBOR	Citibank, N.A.	September 2020	3,000	(49,161)
2.75%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	8,300	(145,416)
2.69%(b)	3-month LIBOR	Citibank, N.A.	September 2020	7,400	(84,684)
2.62%(b)	3-month LIBOR	Credit Suisse International	September 2020	4,400	(24,710)
2.70%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	17,100	219,709
2.70%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	1,900	(23,465)
2.62%(b)	3-month LIBOR	UBS AG	September 2020	3,300	(18,084)

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

`BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount USD (000)	Unrealized Appreciation (Depreciation)
2.57%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	$3,000	$(3,599)
2.60%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	5,800	21,781
2.55%(b)	3-month LIBOR	UBS AG	September 2020	2,300	2,442
2.49%(b)	3-month LIBOR	Citibank, N.A.	September 2020	1,700	11,701
2.50%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	1,300	(7,770)
2.55%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	6,820	12,963
2.56%(b)	3-month LIBOR	Credit Suisse International	September 2020	8,000	(15,491)
2.53%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	6,600	(5,193)
2.63%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	33,900	(273,358)
2.57%(a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2020	8,000	23,696
2.69%(a)	3-month LIBOR	Barclays Bank Plc	September 2020	10,000	131,482
2.56%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	11,900	(14,015)
2.61%(a)	3-month LIBOR	Citibank, N.A.	September 2020	4,200	25,386
2.77%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	5,750	(113,418)
2.82%(b)	3-month LIBOR	Citibank, N.A.	September 2020	2,800	(67,151)
2.70%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	6,000	(81,302)
2.68%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	7,800	(91,019)
2.80%(b)	3-month LIBOR	Royal Bank of Scotland Plc	September 2020	3,300	(72,251)
2.74%(b)	3-month LIBOR	Citibank, N.A.	September 2020	6,100	(99,960)
2.69%(b)	3-month LIBOR	Citibank, N.A.	September 2020	15,100	(172,800)
2.62%(b)	3-month LIBOR	Credit Suisse International	September 2020	9,100	(51,104)
2.70%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	35,000	449,697
2.70%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	4,000	(49,400)
2.62%(b)	3-month LIBOR	UBS AG	September 2020	6,800	(37,263)
2.57%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	6,100	(7,318)
2.60%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	11,900	44,689
2.59%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	3,200	7,769
2.55%(b)	3-month LIBOR	UBS AG	September 2020	4,600	4,882
2.51%(a)	3-month LIBOR	Citibank, N.A.	October 2020	2,600	(13,564)
2.59%(a)	3-month LIBOR	Citibank, N.A.	October 2020	5,100	—
2.58%(b)	3-month LIBOR	Citibank, N.A.	October 2020	3,400	—
2.54%(b)	3-month LIBOR	Royal Bank of Scotland Plc	October 2020	5,100	—
2.51%(a)	3-month LIBOR	Citibank, N.A.	October 2020	10,700	(55,819)
2.59%(a)	3-month LIBOR	Citibank, N.A.	October 2020	10,300	—
2.58%(b)	3-month LIBOR	Citibank, N.A.	October 2020	6,800	—
2.54%(b)	3-month LIBOR	Royal Bank of Scotland Plc	October 2020	10,300	—
3.77%(a)	3-month LIBOR	Royal Bank of Scotland Plc	October 2024	3,400	(14,527)
3.77%(a)	3-month LIBOR	Royal Bank of Scotland Plc	October 2024	6,800	(29,053)
4.52%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2040	4,900	1,146,170
3.50%(b)	3-month LIBOR	Deutsche Bank AG	September 2040	3,100	(106,101)
3.48%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2040	2,000	(60,176)
3.50%(b)	3-month LIBOR	Deutsche Bank AG	September 2040	6,300	(215,625)
3.48%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2040	4,000	(120,353)
3.38%(a)	3-month LIBOR	Citibank, N.A.	September 2040	5,100	51,356
3.37%(b)	3-month LIBOR	Royal Bank of Scotland Plc	September 2040	5,100	(38,922)

Total					$(4,420,401)

(a)	Fund pays floating interest rate and receives fixed rate.
(b)	Fund pays fixed interest rate and receives floating rate.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

Total return swaps outstanding as of September 30, 2010 were as follows:

BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Interest Payable Rate	Counterparty	Expiration	Notional Amount USD (000)	Unrealized Appreciation (Depreciation)
6.50%	Bank of America, N.A.	January 2038	19,231	$(109,661	)(1)
6.50%	JPMorgan Chase Bank, N.A.	January 2038	28,616	(252,431	)(1)
6.50%	Credit Suisse International	January 2038	23,770	(217,108	)(1)
6.50%	Credit Suisse International	January 2038	20,616	(31,537	)(1)
6.00%	Goldman Sachs Bank USA	January 2039	42,227	—	(2)
5.50%	Morgan Stanley Capital Services, Inc.	January 2039	11,691	146,008	(3)
5.50%	Goldman Sachs Bank USA	January 2039	5,132	47,906	(3)
4.50%	Goldman Sachs Bank USA	January 2040	18,828	(40,780	)(4)
5.50%	Goldman Sachs Bank USA	January 2040	23,381	380,171	(3)

Total				$(77,432)

(1)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.
(2)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.00% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.
(3)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.
(4)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 4.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

Portfolio Abbreviations

To simplify the listings of Funds’ holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

CAD	Canadian Dollar	GO	General Obligation
CHF	Swiss Francs	LIBOR	London InterBank Offered Rate
DIP	Debtor-in-Possession	RB	Revenue Bonds
EUR	Euro	TBA	To Be Announced
GBP	British Pound	USD	US Dollar
JPY	Japanese Yen

See Notes to Condensed Combined Financial Statements

Pro Forma Condensed Combined Statement of Assets and Liabilities for

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

as of September 30, 2010 (Unaudited)

	BlackRock Government Income Portfolio	BlackRock Intermediate Government Bond Portfolio	Pro Forma Adjustments		BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
Assets:
Investments at value - unaffiliated(1)	$4,050,046,456	$2,041,822,151			$6,091,868,607
Cash	—	1,518,645			1,518,645
Foreign currency at value(2)	—	615,460			615,460
Swap premiums paid	811,296	550,343			1,361,639
TBA sale commitments receivable	2,801,709,640	1,447,840,742			4,249,550,382
Investments sold receivable	249,680,413	101,676,966			351,357,379
Interest receivable	8,574,967	5,673,216			14,248,183
Unrealized appreciation on swaps	4,676,905	2,241,228			6,918,133
Unrealized appreciation on foreign currency exchange contracts	—	2,171,668			2,171,668
Capital shares sold receivable	10,764,851	1,151,235			11,916,086
Receivable from advisor	4,209	25,145			29,354
Margin variation receivable	51,572	21,663			73,235
Dividends receivable - affiliated	20,537	666			21,203
Principal paydown receivable	14	—			14
Prepaid expenses	88,847	38,350			127,197

Total Assets	$7,126,429,707	$3,605,347,478	$—		$10,731,777,185

Liabilities:
Bank overdraft	597,834	—			597,834
Investments purchased payable	2,935,263,359	1,546,567,641			4,481,831,000
TBA sale commitments at value(3)	2,800,269,627	1,446,955,522			4,247,225,149
Reverse repurchase agreements	244,117,500	59,992,574			304,110,074
Options written at value(4)	49,290,305	13,267,899			62,558,204
Unrealized depreciation on swaps	7,358,668	4,057,298			11,415,966
Capital shares redeemed payable	3,967,428	2,913,806			6,881,234
Cash collateral received for swap contracts	4,560,000	2,900,000			7,460,000
Interest expense payable	4,613,159	2,457,352			7,070,511
Unrealized depreciation on foreign currency exchange contracts	—	2,075,176			2,075,176
Income dividends payable	1,898,575	785,330	6,675,312	(7)	9,359,217
Reorganization expenses	—	—	112,520	(8)	112,520
Investment advisory fees payable	296,674	180,807			477,481
Service and distribution fees payable	373,181	112,184			485,365
Margin variation payable	265,441	95,026			360,467
Other affiliates payable	52,353	25,329			77,682
Officer’s and Trustees’ fees payable	9,774	6,074			15,848
Other accrued expenses payable	989,630	264,452			1,254,082

Total liabilities	$6,053,923,508	$3,082,656,470	$6,787,832		$9,143,367,810

Net Assets:	$1,072,506,199	$522,691,008	$(6,787,832)		$1,588,409,375

Net Assets Consist of:
Paid-in capital	1,102,848,040	497,107,393	(112,520	)(8)	1,599,842,913
Undistributed net investment income	6,675,312	2,606,042	(6,675,312	)(7)	2,606,042
Accumulated net realized gain (loss)	(41,478,061)	7,841,132			(33,636,929)
Net unrealized appreciation/depreciation	4,460,908	15,136,441			19,597,349

Net Assets	$1,072,506,199	$522,691,008	$(6,787,832)		$1,588,409,375

	BlackRock Government Income Portfolio	BlackRock Intermediate Government Bond Portfolio	Pro Forma Adjustments		BlackRock Intermediate Government Bond Portfolio Pro Forma Combined
(1) Investments at cost unaffiliated	$4,032,353,428	$2,023,790,234			$6,056,143,662

(2) Foreign currency at cost	—	600,868			600,868

(3) Proceeds from TBA sale commitments	2,801,709,640	1,447,840,742			4,249,550,382

(4) Premiums received	38,205,712	11,862,102			50,067,814

Net Asset Value:
BlackRock
Net assets	$86,459	—	$(538)		$85,921
Shares outstanding(5)	7,746	—	73		7,819
Net asset value	$11.16	—	—		$10.99

Institutional
Net assets	$60,653,335	$182,794,308	$(417,015	)(7)(8)	$243,030,628
Shares outstanding(5)	5,432,613	16,634,685	49,024	(6)	22,116,322
Net asset value	$11.16	$10.99			$10.99

Service
Net assets	$4,264,800	$4,029,577	$(27,434	)(7)(8)	$8,266,943
Shares outstanding(5)	382,186	366,902	3,636	(6)	752,724
Net asset value	$11.16	$10.98			$10.98

Investor A
Net assets	$624,949,250	$267,435,978	$(3,945,490	)(7)(8)	$888,439,738
Shares outstanding(5)	55,935,193	24,279,610	443,645	(6)	80,658,448
Net asset value	$11.17	$11.01			$11.01

Investor B
Net assets	$9,339,596	$9,864,448	$(60,218	)(7)(8)	$19,143,826
Shares outstanding(5)	835,716	898,334	9,337	(6)	1,743,387
Net asset value	$11.18	$10.98			$10.98

Investor B1
Net assets	$78,811,451	—	$(490,356	)(7)(8)	$78,321,095
Shares outstanding(5)	7,054,609	—	77,924	(6)	7,132,533
Net asset value	$11.17	—	—		$10.98

Investor C
Net assets	$80,514,174	$58,566,697	$(514,282	)(7)(8)	$138,566,589
Shares outstanding(5)	7,217,353	5,325,234	56,716	(6)	12,599,303
Net asset value	$11.16	$11.00			$11.00

Investor C1
Net assets	$152,152,936	—	$(948,188	)(7)(8)	$151,204,748
Shares outstanding(5)	13,641,293	—	107,147	(6)	13,748,440
Net asset value	$11.15	—			$11.00

Class R
Net assets	$61,734,198	—	$(384,311	)(7)(8)	$61,349,887
Shares outstanding(5)	5,528,970	—	40,779	(6)	5,569,749
Net asset value	$11.17	—			$11.01
(5)	Unlimited number of shares authorized, $0.001 par value.
(6)

Reflects the capitalization adjustments giving the effect of the transfer of shares of the BlackRock Government Income Portfolio which the BlackRock Intermediate Government Bond Portfolio’s shareholders will receive as if the Reorganization had taken place on September 30, 2010. The foregoing should not be relied upon to reflect the number of shares of the BlackRock Intermediate Government Bond Portfolio.

(7)	Reflects the distribution of undistributed net investment income of $6,675,312 attributable to BlackRock Government Income Portfolio.
(8)	Reflects the charge for estimated reorganization expenses of $112,520 attributable to the BlackRock Intermediate Government Bond Portfolio.

See Notes to Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Statement of Operations

BlackRock Government Income Portfolio and BlackRock Intermediate Government Bond Portfolio

For the Twelve Months Ended September 30, 2010 (Unaudited)

	BlackRock Government Income Portfolio	BlackRock Intermediate Government Bond Portfolio	Pro Forma Adjustments		BlackRock Intermediate Government Bond Portfolio Pro Forma Combined(1)
Investment Income:
Interest	$52,283,581	$19,523,975			$71,807,556
Dividends - affiliated	51,452	29,995			81,447

Total income	52,335,033	19,553,970			71,889,003

Expenses:
Investment advisory	5,305,554	2,568,263	(212,554	)(2)	7,661,263
Service - Investor A	1,577,887	656,517	—		2,234,404
Service and distribution - Investor B	119,461	129,626	—		249,087
Service and distribution - Investor B1	633,664	—	—		633,664
Service and distribution - Investor C	755,615	557,421	—		1,313,036
Service and distribution - Investor C1	1,224,182	—	—		1,224,182
Service and distribution - Class R	291,496	—	—		291,496
Service and distribution - Service	4,609	8,814	—		13,423
Transfer agent - BlackRock	89	—	—		89
Transfer agent - Institutional	156,569	299,340	—		455,909
Transfer agent - Investor A	1,094,559	330,684	—		1,425,243
Transfer agent - Investor B	29,454	28,609	—		58,063
Transfer agent - Investor B1	227,482	—	—		227,482
Transfer agent - Investor C	194,369	87,695	—		282,064
Transfer agent - Investor C1	522,195	—	—		522,195
Transfer agent - Class R	200,209	—	—		200,209
Transfer agent - Service	1,191	6,535	—		7,726
Administration - fund level	742,757	383,868	(101,360	)(3)	1,025,265
Printing	161,760	60,772	(14,211	)(4)	208,321
Administration - BlackRock	22	—	—		22
Administration - Institutional	15,503	44,475	—		59,978
Administration - Investor A	144,750	65,939	(26,450	)(3)	184,239
Administration - Investor B	3,088	3,258	(110	)(3)	6,236
Administration - Investor B1	21,024	—	(15	)(3)	21,009
Administration - Investor C	18,893	13,922	(37	)(3)	32,778
Administration - Investor C1	38,145	—	(19	)(3)	38,126
Administration - Class R	14,624	—	1	(3)	14,625
Administration - Service	455	881	2	(3)	1,338
Custodian	304,972	183,975	(192,231	)(4)	296,716
Professional	98,364	70,547	(40,044	)(4)	128,867
Registration	89,149	69,179	(69,179	)(4)	89,149
Officer and Trustees	36,345	26,381	(8,221	)(4)	54,505
Miscellaneous	127,665	85,533	(82,785	)(4)	130,413
Recoupment of past waived fees - class specific	10,625	15,291	(25,916	)(5)	—

Total expenses excluding interest expense	14,166,726	5,697,525	(773,129)		19,091,122

Interest expenses	1,128,645	236,528	—		1,365,173

Total expenses	15,295,371	5,934,053	(773,129)		20,456,295

Less fees waived by advisor	(2,017,145)	(266,292)	(149,800	)(5)	(2,433,237)
Less administration fees waived - BlackRock	(22)	—	—		(22)
Less administration fees waived - Institutional	(6,737)	(44,475)	(8,766	)(5)	(59,978)
Less administration fees waived - Investor A	(1,124)	—	1,124	(5)	—
Less administration fees waived - Investor B	—	(2,061)	2,061	(5)	—
Less administration fees waived - Investor B1	(15,065)	—	(5,944	)(5)	(21,009)
Less administration fees waived - Investor C	—	(970)	970	(5)	—
Less administration fees waived - Investor C1	(35,615)	—	(2,511	)(5)	(38,126)
Less administration fees waived - Class R	(14,624)	—	(1	)(5)	(14,625)

See Notes to Pro Forma Condensed Combined Financial Statements

	BlackRock Government Income Portfolio	BlackRock Intermediate Government Bond Portfolio	Pro Forma Adjustments		BlackRock Intermediate Government Bond Portfolio Pro Forma Combined(1)
Less administration fees waived - Service	$(9)	$(881)	(448	)(5)	$(1,338)
Less transfer agent fees waived - Institutional	(421)	(835)	(2	)(5)	(1,258)
Less transfer agent fees waived - Investor A	—	—	—		—
Less transfer agent fees waived - Investor B	—	(520)	520	(5)	—
Less transfer agent fees waived - Investor B1	(854)	—	(1	)(5)	(855)
Less transfer agent fees waived - Investor C	—	(9)	9	(5)	—
Less transfer agent fees waived - Investor C1	(1,504)	—	(54	)(5)	(1,558)
Less transfer agent fees waived - Class R	(446)	—	—		(446)
Less transfer agent fees waived - Service	(1)	(51)	(15	)(5)	(67)
Less transfer agent fees reimbursed - BlackRock	(89)	—	—		(89)
Less transfer agent fees reimbursed - Institutional	(50,018)	(298,388)	301,668	(5)	(46,738)
Less transfer agent fees reimbursed - Investor A	—	—	—		—
Less transfer agent fees reimbursed - Investor B	—	(549)	549	(5)	—
Less transfer agent fees reimbursed - Investor B1	(22,353)	—	5,765	(5)	(16,588)
Less transfer agent fees reimbursed - Investor C	—	(3)	3	(5)	—
Less transfer agent fees reimbursed - Investor C1	(102,126)	—	4,339	(5)	(97,787)
Less transfer agent fees reimbursed - Class R	(46,783)	—	112	(5)	(46,671)
Less transfer agent fees reimbursed - Service	(29)	(4,742)	2,964	(5)	(1,807)
Less fees paid indirectly	(417)	(407)	—		(824)

Total expenses after fees waived, reimbursed and paid indirectly	12,979,989	5,313,870	(620,587)		17,673,272

Net investment income	39,355,044	14,240,100	620,587		54,215,731

Realized and Net realized gain (loss) from:
Investments - unaffiliated	63,806,762	12,232,313	—		76,039,075
Investments - affiliated	677	—	—		677
Options written	13,921,092	8,216,171	—		22,137,263
Financial futures contracts	(19,591,963)	(5,368,796)	—		(24,960,759)
Swaps	(2,824,672)	(2,183,774)	—		(5,008,446)
Foreign currency transactions	—	(3,282)	—		(3,282)

	55,311,896	12,892,632	—		68,204,528

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	22,640,367	15,676,353	—		38,316,720
Options written	(13,925,149)	(170,210)	—		(14,095,359)
Financial futures contracts	6,861	(121,351)	—		(114,490)
Swaps	(684,692)	(4,288,384)	—		(4,973,076)
Foreign currency transactions	(459,661)	(113,698)	—		(573,359)

	7,577,726	10,982,710	—		18,560,436

Total realized and unrealized gain	62,889,622	23,875,342	—		86,764,964

Net Increase in Net Assets Resulting from Operations:	$102,244,666	$38,115,442	$620,587		140,980,695

(1)	This Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expense of $112,520 attributable to the BlackRock Intermediate Government Bond Portfolio.
(2)	Reflects adjustments due to contractual advisory agreement of BlackRock Intermediate Government Bond Portfolio.
(3)	Reflects adjustments due to contractual administration agreement of BlackRock Intermediate Government Bond Portfolio.
(4)	Reflects the anticipated savings as a result of the Reorganization through consolidation of custody, legal and other services.
(5)	Reflects adjustments due to the expense limitation of BlackRock Intermediate Government Bond Portfolio currently in effect and changes that will be in effect upon completion of the Reorganization.

See Notes to Pro Forma Condensed Combined Financial Statements

Notes to Pro Forma Combined Financial Statements as of September 30, 2010 (Unaudited)

NOTE 1 — Basis of Combination:

The Board of Trustees (the “Board”) of BlackRock Funds II (the “Trust”) on behalf of its portfolios, BlackRock Intermediate Government Bond Portfolio and BlackRock Government Income Portfolio (collectively, the “Funds”), at a meeting held on March 18, 2011, approved the Funds entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the BlackRock Government Income Portfolio will transfer all of its assets, subject to certain stated liabilities, to the BlackRock Intermediate Government Bond Portfolio, in exchange for the shares of the BlackRock Intermediate Government Bond Portfolio equal in value to the net assets of the BlackRock Government Income Portfolio (the “Reorganization”). If the Reorganization is consummated, shares of the BlackRock Intermediate Government Bond Portfolio then will be distributed to BlackRock Government Income Portfolio’s shareholders on a pro rata basis in liquidation of BlackRock Government Income Portfolio.

The Reorganization will be accounted for as a tax-free merger of investment companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds as though the merger had been effected on September 30, 2010. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended September 30, 2010. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. As of September 30, 2010, all the securities held by the BlackRock Government Income Portfolio comply with the compliance guidelines and/or investment restrictions of BlackRock Intermediate Government Bond Portfolio. The historical cost of investment securities will be carried forward to the surviving legal entity.

The historical financial statements of the Funds included or incorporated by reference in their respective prospectuses should be read in conjunction with the accompanying pro forma condensed combined financial statements. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on September 30, 2010. Following the Reorganization, BlackRock Intermediate Government Bond Portfolio will be the legal survivor.

The estimated expenses of the Reorganization attributable to each Fund are as follows:

Estimated Reorganization Expenses
BlackRock Intermediate Government Bond Portfolio	BlackRock Government Income Portfolio
$112,520, all of which is expected to be absorbed by BlackRock Advisors or its affiliates through fee waivers and expense reimbursements.	$275,700, all of which are expected to be paid by BlackRock Advisors or its affiliates.

BlackRock Advisors follows a formula for determining how to allocate Reorganization costs. Each Fund is allocated all of the Reorganization costs attributable to such Fund. In addition, Reorganization costs common to more than one Fund will be allocated across the Funds based upon relative net assets or other appropriate methods. If BlackRock Advisors expects that a Fund will not recover that portion of the Reorganization costs allocated to it within one year as a result of expense savings directly related to the Reorganization, that portion of the costs will be borne by BlackRock Advisors or its affiliates. The Board of each Fund believes that this methodology is reasonable and equitable to the Funds and that the resulting costs to be borne by each Fund, if any, are reasonable.

NOTE 2 — BlackRock Intermediate Government Bond Portfolio and BlackRock Government Income Portfolio Valuation:

The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

NOTE 3 — Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of BlackRock Intermediate Government Bond Portfolio that would have been issued at September 30, 2010 in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the BlackRock Government Income Portfolio, as of September 30, 2010, divided by the net asset value per share of the shares of BlackRock Intermediate Government Bond Portfolio as of September 30, 2010. The pro forma number of shares outstanding, by class, for BlackRock Intermediate Government Bond Portfolio consists of the following at September 30, 2010.

Capital Shares Table

Class of Shares	Shares of BlackRock Intermediate Government Bond Portfolio Pre-Combination	Addition/Reduction of Shares Assumed Issued in Reorganization		Total Outstanding Shares Post- Combination
BlackRock	—	7,819	(a)	7,819
Institutional	16,634,685	5,481,637		22,116,322
Service	366,902	385,822		752,724
Investor A	24,279,610	56,378,838		80,658,448
Investor B	898,334	845,053		1,743,387
Investor B1	—	7,132,533	(a)	7,132,533
Investor C	5,325,234	7,274,069		12,599,303
Investor C1	—	13,748,440	(a)	13,748,440
Class R	—	5,569,749	(a)	5,569,749

(a)	BlackRock Intermediate Government Bond Portfolio has no outstanding shares of these classes.

NOTE 4 — Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the twelve month period ended September 30, 2010, as adjusted, giving effect to the Reorganization reflects changes in expenses of BlackRock Intermediate Government Bond Portfolio as if the Reorganization was consummated on October 1, 2009. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5 — Federal Income Taxes:

Each of the BlackRock Intermediate Government Bond Portfolio and BlackRock Government Income Portfolio has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated, unless it is determined that such qualification is no longer in the best interest of shareholders, BlackRock Intermediate Government Bond Portfolio will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, BlackRock Government Income Portfolio will make any required income or capital gain distributions prior to consummation of the Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

The BlackRock Intermediate Government Bond Portfolio will succeed to the capital loss carryforwards of the BlackRock Government Income Portfolio. BlackRock Government Income Portfolio’s capital loss carryforwards will be subject to the limitations of the Code. In addition, for five years beginning after the Closing Date of the Reorganization, the BlackRock Intermediate Government Bond Portfolio will not be allowed to offset certain pre-Reorganization built-in gains attributable to the BlackRock Government Income Portfolio with capital loss carryforwards. Due to the operation of these loss limitation rules, it is possible that the shareholders of the BlackRock Government Income Portfolio would receive taxable distributions earlier than they would have in the absence of the respective Reorganization.

Shareholders of the BlackRock Government Income Portfolio may tender their shares before the Reorganizations take place, which will be treated as a normal tender of shares and, generally, will be a taxable transaction. Shareholders must consult with their own tax advisers regarding potential transactions.

NOTE 6 — Pro Forma Calculation:

The accompanying Pro Forma Condensed Combined Financial Statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

NOTE 7 — Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the Pro Forma Condensed Combined Financial Statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the Pro Forma Condensed Combined Financial Statements.